UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-04014

                                 Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

                             Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

                             Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end:  June 30

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Annual Report
June 30, 2023
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Hedged Equity Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Amid indications that the aggressive rate hike campaign of the U.S. Federal Reserve (the “Fed”) was effectively cooling inflation without upending the U.S. economy, investors largely bid stocks higher during the 12-month period ended June 30, 2023. Both consumer and producer price inflation decelerated considerably during the period—to the point where central bank policymakers unanimously agreed to stand pat on their key lending rate in June. The pause capped a run of 10 straight hikes dating back to March 2022, although Fed Chair Jerome Powell repeatedly explained that as many as two more increases could occur by year-end.
The higher-rate environment roiled the mortgage market and slowed business borrowing, yet the labor market proved resilient and consumer confidence ended the period at its highest level in 18 months. The U.S. economy posted three successive quarters of growth, albeit with some tapering, and in June, Fed officials concluded a recession was unlikely in 2023.
The bond market offered a less optimistic perspective as the U.S. Treasury yield curve inverted sharply over the course of the period. As a significant portion of the broad-based jump in yields occurred during the first four months of the period, concerns quickly grew that unrealized losses on lower-yielding bonds could derail the banking system—fears further stoked by the springtime failure of three regional banks.
Among stocks, double-digit gains in small cap stocks trailed midcap and large cap stocks, according to the Russell family of indices, as a late-period surge in artificial intelligence-related technology stocks heightened demand in the large cap space. Overall, growth stocks considerably outperformed value stocks across the capitalization spectrum.

Fund Performance
The Meridian Growth Fund (the “Fund”) Legacy Class Shares returned 14.67% (net) for the 12-month period ended June 30, 2023, underperforming its benchmark, the Russell 2500® Growth Index, which returned 18.58%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. Market factors were generally mixed, although high-momentum stocks continued to outperform during the period, creating a headwind for our strategy, in which our valuation discipline emphasizes more lower-momentum stocks. From a sector perspective, stock selection was positive in the information technology and financials sectors. Conversely, holdings in the healthcare sector detracted from relative returns.
Against this backdrop, the three largest individual contributors to the Fund’s relative performance during the period were ACV Auctions, Inc., ON Semiconductor Corp.,  and Skechers U.S.A., Inc.
ACV Auctions, Inc. operates a digital wholesale auction marketplace to facilitate business-to-business used car sales between sellers and dealers. It has disrupted the traditional physical used-car auction marketplace by attracting thousands of dealers to its online platform. In our opinion, ACV’s competitive advantage is its sizeable team of inspectors and the technology tools supporting this team. We believe the depth and accuracy of ACV’s inspection reports provide buyers the confidence to bid aggressively, knowing that they are unlikely to contend with negative post-purchase surprises. Sellers are drawn to ACV due to its lower auction fees and large buyer base. During the period, the company consistently beat quarterly earnings expectations and lifted its full-year guidance, citing growth in its dealer network, easing marketplace challenges, and effective cost management. Just as critically, ACV continued to capture a significant amount of market share, posting positive unit volume growth amid the broader industry’s decline. Separately, the company presented projections through 2026 at its annual investor meeting, which targeted considerable gains in revenue and EBITDA. We slightly reduced the Fund’s holdings in the company during the year due to a less favorable risk-reward profile.
ON Semiconductor Corp. is a semiconductor manufacturer with a diverse product portfolio including considerable exposure to the automotive and industrials end markets. In our opinion, ON Semi’s exposure to the auto end market is particularly attractive, as advanced driver assistance systems and self-driving features have led to strong demand for the semiconductors that power these technologies. We believe the company is also well-positioned in the industrials end market, where it benefits from low pricing pressure due to the longer lifecycle of industrials products relative to consumer products. While recent outperformance has been driven in part by the success of the company’s silicon carbide-based solutions, which are in high demand from electric vehicle manufacturers, we believe its promising outlook is also buoyed by

Meridian Funds	4	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
an increase in long- term supply agreements, which increase visibility by locking in prices and reducing dramatic swings in demand and prices. During the period, ON Semi’s results consistently topped market expectations and management increased long-term targets for both revenue growth and margins. Although we trimmed the Fund’s exposure during the period due to a sharp rise in valuation, the Fund maintained a position in the company.
Skechers U.S.A., Inc. designs and sells lifestyle and athletic footwear. It is the third-largest footwear company in the U.S. and has a strong and growing international presence. In our view, the market does not fully recognize the growth opportunity represented by Skechers’ international business. At the beginning of the period, general market concern grew around a potential looming recession, which along with a reset in consumer behavior following outsized spending coming out of the pandemic, put pressure on many consumer stocks, and Skechers declined along with its peers. However, the company’s value-oriented positioning combined with product innovation (like the new slip-in technology), allowed Skechers to gain market share and grow during the year. As a result, the company’s fundamentals continued to improve and the share price appreciated during the last three quarters of the period. We subsequently trimmed the stock based on our valuation discipline, although the Fund still holds a meaningful position in the company at period end.
The three largest individual detractors from the Fund’s relative performance during the period were Generac Holdings, Inc., CareDx, Inc., and Sotera Health Co.
Generac Holdings, Inc. is a manufacturer of power generation equipment with a leading position in home standby generators. Generac also offers consumers a home energy management system that harnesses and stores power from the sun to be used for backup during utility power outages. Severe weather events that strained already-overburdened power grids in California, Texas, and other key markets have created a significant opportunity for home power generation equipment manufacturers. Moreover, with the future potential to aggregate these distributed energy resources through the company’s grid services business, homeowners have the potential to monetize these assets. The stock declined during the period as the company reduced its full-year revenue guidance due largely to labor shortages in Generac’s dealer network which resulted in a slowdown in installations and implementations. As a consequence, dealers have reduced their on-site inventory which has led to a slowdown in orders. As a result of these issues, the Fund exited the stock during the second half of 2022.
CareDx, Inc. develops noninvasive diagnostic solutions and services for transplant patients and their caregivers. We invested in the company due to their unique approach to helping monitor the rejection of transplanted kidneys, hearts, lungs, and other organs and ensuring ideal dosing of ongoing immunosuppressant treatments. The stock declined during the period following an unfavorable decision by the Centers for Medicare & Medicaid Services (CMS), the government body that determines provider reimbursement levels. Technically, the new CMS guideline didn’t alter the overall reimbursement rate for CareDx procedures, but it changed the required protocol for the number of tests it would cover and added a biopsy requirement. Many were surprised by the ruling and while CareDx has developed a process to allow patients to bypass an invasive biopsy, we believe the immediate impact will be seen in reduced testing volumes, which will diminish revenue growth, margins, and cash flow. After weighing the uncertainties and the unknowns in CareDx’s path forward, we decided to sell the stock.
Sotera Health Co. is a provider of sterilization solutions and lab testing services through three operating segments: Sterigenics, Nordion, and Nelson Labs. The company offers mission-critical services to the healthcare industry and counts 40 of the top 50 medical device companies and eight of the top 10 pharmaceutical companies as customers. As part of its sterilization service portfolio, the company offers ethylene oxide sterilization as a critical modality. In fact, approximately 50% of all medical devices are sterilized with ethylene oxide, and in most cases, it is required by the FDA for effective sterilization and market commercialization. Nonetheless, Sotera’s stock declined early in the period after a jury ruled in favor of a plaintiff seeking damages for cancer that was believed to be caused by ethylene oxide emissions from a nearby Sterigenics factory. The ruling against Sterigenics was unexpected, as ethylene oxide is an EPA-registered antimicrobial and is highly regulated by the EPA, FDA, OSHA, and other state agencies. Furthermore, Sterigenics has a long history of operating in compliance with applicable state and federal regulations. In the months following the court decision, Sotera worked to consolidate virtually all of the outstanding related cases into a class action lawsuit, and in late June, it announced a settlement in the class action case. Along with the broader market, we appreciated the resolution to the matter and maintained the Fund’s exposure to the stock at the end of the period.

Meridian Funds	5	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
At period-end, the economic softness expected in the wake of the Fed’s aggressive actions over the previous 16 months had failed to materialize. The employment picture and broader economic conditions remained relatively healthy. Inflation gauges, while still above targeted levels, have continued to moderate which has led to increased confidence in a soft landing. Despite this backdrop, overall core inflation remains high, with the Fed signaling more rate increases will be necessary to achieve their goals, potentially leading to further market volatility. We remain poised to take advantage of any market weakness and multiple contraction by adding to existing positions and building positions in new names when valuations decline to attractive levels, although we remain cognizant of the risks inherent in such a challenging environment. We continue to focus on companies that we believe have resilient business models and the ability to execute in a higher rate environment.
Thank you for your continued partnership with ArrowMark.
Brian Schaub & Chad Meade
Co-Portfolio Managers
The views of the author and information discussed in this commentary are as of June 30, 2023, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

Meridian Funds	6	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2023
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.23
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	14.67%	5.17%	9.29%	11.76%
Institutional Class (MRRGX)	12/24/14	14.69%	5.20%	—	7.99%
Class A (MRAGX) w/o sales charge	11/15/13	14.48%	4.87%	—	8.13%
Class A (MRAGX) with sales charge[1]	11/15/13	7.90%	3.63%	—	7.46%
Class C (MRCGX)	7/1/15	13.56%	4.12%	—	6.92%
Investor Class (MRIGX)	11/15/13	14.61%	5.13%	—	8.43%
Russell 2500® Growth Index	8/1/84 [2]	18.58%	7.00%	10.38%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers.  If reflected, the taxes and fees would reduce the performance quoted.  Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	7	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.23
STERIS Plc	3.3%
RB Global, Inc. (Canada)	3.2%
QuidelOrtho Corp.	3.1%
Sensata Technologies Holding Plc	2.8%
Ziff Davis, Inc.	2.7%
ACV Auctions, Inc. Class A	2.6%
Alight, Inc. Class A	2.6%
Cargurus, Inc.	2.3%
Euronet Worldwide, Inc.	2.3%
Churchill Downs, Inc.	2.3%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.23
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Health Care and Industrials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	8	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Amid indications that the aggressive rate hike campaign of the U.S. Federal Reserve (the “Fed”) was effectively cooling inflation without upending the U.S. economy, investors largely bid stocks higher during the 12-month period ended June 30, 2023. Both consumer and producer price inflation decelerated considerably during the period—to the point where central bank policymakers unanimously agreed to stand pat on their key lending rate in June. The pause capped a run of 10 straight hikes dating back to March 2022, although Fed Chair Jerome Powell repeatedly explained that as many as two more increases could occur by year-end.
The higher-rate environment roiled the mortgage market and slowed business borrowing, yet the labor market proved resilient and consumer confidence ended the period at its highest level in 18 months. The U.S. economy posted three successive quarters of growth, albeit with some tapering, and in June, Fed officials concluded a recession was unlikely in 2023.
The bond market offered a less optimistic perspective as the U.S. Treasury yield curve inverted sharply over the course of the period. As a significant portion of the broad-based jump in yields occurred during the first four months of the period, concerns quickly grew that unrealized losses on lower-yielding bonds could derail the banking system—fears further stoked by the springtime failure of three regional banks.
Among stocks, double-digit gains in small cap and midcap stocks trailed large cap stocks, according to the Russell family of indices, as a late-period surge in artificial intelligence (AI)-related technology stocks heightened demand in the large cap space. More broadly, growth stocks considerably outperformed value stocks across the capitalization spectrum.

Performance
The Meridian Contrarian Fund (the “Fund”) Legacy Class Shares returned 15.71% (net) for the 12-month period ended June 30, 2023, outperforming its benchmark, the Russell 2500® Index, which returned 13.58%. The Fund also outperformed its secondary benchmark, the Russell 2500® Value Index, which returned 10.37%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with the potential for earnings growth and multiple expansion can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines; exploring the reason for the declines; and singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-75 of our best ideas.
With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital, and free cash flow, as well as sustainable future earnings growth. While we manage the Fund from the bottom up based on individual company fundamentals, we augment this by monitoring overall portfolio characteristics as part of our risk-management process.
Two of our primary risk measures are beta-adjusted weight and downside capture, both of which we measure at the portfolio, sector, and individual company levels. We analyze the beta-adjusted weights of portfolio holdings against the Russell 2500® Index to seek to determine how sensitive each holding is to movement in the broader market and identify where our risk exposure lies within the portfolio. Depending on the degree to which a stock correlates closely with market movement (high beta) or inversely to the market (low beta), we may increase or decrease our weighting to align with the Fund’s risk parameters, as we prioritize risk before reward. Downside capture measures how much a stock will potentially decline, relative to an overall market decline, with lower capture representing lower risk. For both these measures, we focus on absolute levels and changes over time. This is part of our ongoing process of recycling capital, and as of June 30, 2023, we are comfortable with the Fund’s current lower-risk profile.
Against this backdrop, the three largest individual contributors to the Fund’s relative performance during the quarter were First Citizens BancShares, Inc., Cars.com, Inc., and Advanced Micro Devices, Inc.

Meridian Funds	9	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
First Citizens BancShares, Inc. is a regional bank located in the southeast U.S. with strong legacy relationships and a history of acquiring troubled bank assets at advantageous valuations and folding them into its foundation. The company has acquired 16 banks in FDIC receivership since 2009. Its deal to purchase national lender CIT, which was announced in late 2020, diminished earnings through late 2021 and early 2022 as the company tempered its capital use while regulators reviewed and ultimately approved the deal. This scenario allowed us to initiate a position in the stock at what we feel is a relatively inexpensive valuation. Our analysis indicated that First Citizens’ long track record of consistent earnings growth due to its focus on relationship lending and conservative underwriting has led to above-peer returns on equity. During the period, First Citizens posted strong results due in part to its March acquisition of the assets of Silicon Valley Bank, which doubled the book value of First Citizens when the deal closed. Going forward, we believe the benefits realized from that advantageous deal, along with management’s conservative risk management and the firm’s strong capital position, will enable the company to grow earnings and return capital to shareholders for several years. In keeping with our risk-management framework, we reduced the Fund’s exposure after the stock’s sharp rise during the period, although it remains a top position in the Fund’s portfolio at period end.
Cars.com, Inc. operates the second-largest digital marketplace and marketing solutions provider for North American car dealerships. Having transitioned from a legacy newspaper advertising business, Cars.com’s offerings include in-depth automotive news and reviews. The company’s earnings suffered during 2020-21 as auto dealers decreased online listings, first, due to pandemic-related demand concerns and second, due to a lack of new car inventory. To adapt to marketplace realities, Cars.com added services to help dealers connect directly with consumers and move the car buying process online while it transitioned its operations to a more cost-efficient cloud-based model. Encompassing advertising, loan processing, and used car acquisition and logistics, Cars.com’s dealer-focused services significantly expanded the addressable revenue pool for dealers, who increasingly viewed Cars.com as a preferred partner, enhancing the company’s growth potential. During the period, the stock advanced behind solid financial results despite lingering industry inventory challenges and the uncertain impacts of sharply rising interest rates. Projecting that further gains in marketplace penetration of its services will help offset modest revenue gains in the near term as inventory levels normalize, management upped its margin expectations considerably for the second half of 2023. Encouraged by the prospects, we maintained the Fund’s exposure to the stock during the period.
Advanced Micro Devices, Inc. is a global diversified semiconductor chip maker. It produces one of the industry’s highest-performing central processing units (CPUs), which are considered the core component of most computing devices. Its programmable semiconductors and graphics processing units, which accelerate operations running on CPUs, are also industry leaders. The Fund invested in AMD in 2018 when there was little enthusiasm for the stock, given years of underperformance due to lagging technology and market share losses versus competitors Intel and Nvidia, and we believed the valuation did not reflect the potential for significant market share gains and improved profits. Our research, however, identified that changes and investments made by the management team led by CEO Lisa Su were producing compelling technology considered superior to Intel’s and positioned AMD as a stronger competitor to Nvidia. Our conviction in AMD was rewarded during the period as the company’s results convinced more investors that the company’s advantage over Intel will persist. Signs of bottoming demand and a robust outlook for the company’s data center semiconductor business, which encompasses AMD’s AI offerings, further supported stock gains, although tepid results in AMD’s personal computer business weighed on sentiment. The Fund both bought and sold shares over the course of the past year and maintains a significant position in the stock at period end, as we believe the company’s technology leadership over Intel should hold for at least several years while it further increases market share and grows earnings.
The three largest individual detractors from the Fund’s relative performance during the period were Vintage Wine Estates, Inc., Honest Co., Inc. (The), and First Interstate BancSystem, Inc.
Vintage Wine Estates, Inc. is a top 10 U.S. wine producer by sales with more than 50 brands, 2,800 acres of vineyards, state-of-the-art production facilities, and a diversified distribution network, including wholesale, direct-to-consumer, and business-to-business. When we initiated a position in Vintage Wine during the first quarter of 2021, its stock was trading at a significant discount to beverage peers as a result of pandemic-related disruptions to the acquisition pipeline and depressed on-premise sales channels. Weak earnings due to write-offs caused by wildfire damage to its vineyards also weighed on the stock at the time. We believed that valuation multiples were further compressed because Vintage Wine was a special-purpose acquisition company (SPAC) at a time when such investment vehicles were deeply out of favor. Our investment thesis was that steady profit growth helped by new capacity investments coming online and strength in the direct-to-consumer and business-to-business channels would drive earnings growth and multiple expansion. This growth did not

Meridian Funds	10	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
transpire, as it turned out that significant accounting issues which overstated the profitability of the business were missed by the SPAC sponsors. Although new management cleaned up the accounting and realistically adjusted profit expectations lower, we reduced the Fund’s position in the stock.
Honest Co., Inc. (The) is a consumer products company focused on developing natural baby consumables, cosmetics, soaps, and other household supplies. Honest went public in 2021 as the pandemic helped drive high demand for its cleaning products, but subsequently, global supply chain challenges proved exceptionally tough for the smaller company. We view the Honest brand as an authentic differentiator that has outgrown its categories despite the operational challenges that significantly hurt recent earnings potential. The bulk of the stock’s decline during the period occurred in the first quarter of 2023 when disappointing financial results followed a key sales partner’s decision to reduce its Honest product inventory. We believe the setback will prove to be short-lived as the company’s new CEO and other recent hires have established goals to improve Honest’s profitability. Notably, we have seen evidence that Honest’s products are outgrowing their core categories, which, along with removing unprofitable products, bolsters our optimism about Honest’s outlook. Given that backdrop, we have increased the Fund’s exposure to the stock in every quarter since our initial investment in the third quarter of 2022.
First Interstate BancSystem, Inc. is a regional bank with a leading presence in the Mountain West region of the U.S. and about $32 billion in assets. The stock lagged the market in late 2021 and early 2022 as a delayed regulatory review of a merger slowed the company’s ability to grow and return capital while it was simultaneously investing in technology to improve operational efficiencies. First Interstate, however, has a history of consistently profitable growth supported by a high-quality deposit base, which has generally led to better-than-peers growth in commercial, real estate, and agricultural lending. Therefore, the Fund invested as we believed conditions created a historical discount to the firm’s normalized earnings. During the period, the stock underperformed amid broader fears of a banking industry crisis stemming from the springtime collapse of three regional banks. Shares were also pressured by the market’s aversion to banks with elevated exposure to commercial real estate (CRE)—although First Interstate’s CRE holdings are largely tied to smaller towns in the Midwest through Pacific Northwest. In addition, the company reported that rising competitive pressures from larger banks contributed to decreased deposit levels as savers sought higher interest rates elsewhere. Given those headwinds, we reduced the Fund’s position but still maintained a stake due to our belief in the bank’s fundamental strength and management’s history of managing through exogenous shocks that ultimately strengthen the business.

Outlook
Many of our more cyclical industrial and consumer companies are increasingly cautious regarding the strength of their businesses in an economic slowdown. While the market is forward looking, it would be historically unusual for stocks to rally straight through even a mild recession that will likely result in earnings disappointments. Nonetheless, by sticking to our fundamentally driven, bottom-up approach, we are comfortable with our risk/reward approach and remain focused on investments we believe can do well regardless of the macro outlook.
Should volatility materialize, however, we are poised to explore opportunities within our growing investable universe. Especially as we believe the strength of our investment strategy lies in the bottom-up analysis of companies and long-term business fundamentals. As always, we seek to invest in high quality companies at valuations that offer us an asymmetric risk/reward opportunity, and we believe that we can prudently exploit current market conditions to make attractive long-term investments.

Meridian Funds	11	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
Thank you for your continued partnership with ArrowMark.
Jamie England
Portfolio Manager
The views of the author and information discussed in this commentary are as of June 30, 2023, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

Meridian Funds	12	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2023
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.23
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	15.71%	8.72%	11.27%	12.45%
Class A (MFCAX) w/o sales charge	11/15/13	15.33%	8.37%	—	9.69%
Class A (MFCAX) with sales charge[1]	11/15/13	8.69%	7.09%	—	9.02%
Class C (MFCCX)	7/1/15	14.50%	7.61%	—	9.25%
Investor Class (MFCIX)	11/15/13	15.65%	8.66%	—	9.98%
Russell 2500® Index	2/10/94 [2]	13.58%	6.55%	9.38%	9.81%
Russell 2500® Value Index	2/10/94 [2]	10.37%	5.32%	8.02%	9.84%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers.  If reflected, the taxes and fees would reduce the performance quoted.  Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	13	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.23
CACI International, Inc. Class A	3.6%
First Citizens BancShares, Inc. Class A	3.5%
VICI Properties, Inc.	2.9%
Molson Coors Beverage Co. Class B	2.8%
Cameco Corp. (Canada)	2.8%
SMART Global Holdings, Inc.	2.7%
Cars.com, Inc.	2.6%
Advanced Micro Devices, Inc.	2.5%
Perrigo Co. Plc	2.4%
Juniper Networks, Inc.	2.4%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.23
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	14	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Amid indications that the aggressive rate hike campaign of the U.S. Federal Reserve (the “Fed”) was effectively cooling inflation without upending the U.S. economy, investors largely bid stocks higher during the 12-month period ended June 30, 2023. Both consumer and producer price inflation decelerated considerably during the period—to the point where central bank policymakers unanimously agreed to stand pat on their key lending rate in June. The pause capped a run of 10 straight hikes dating back to March 2022, although Fed Chair Jerome Powell repeatedly explained that as many as two more increases could occur by year-end.
The higher-rate environment roiled the mortgage market and slowed business borrowing, yet the labor market proved resilient and consumer confidence ended the period at its highest level in 18 months. The U.S. economy posted three successive quarters of growth, albeit with some tapering, and in June, Fed officials concluded a recession was unlikely in 2023.
The bond market offered a less optimistic perspective as the U.S. Treasury yield curve inverted sharply over the course of the period. As a significant portion of the broad-based jump in yields occurred during the first four months of the period, concerns quickly grew that unrealized losses on lower-yielding bonds could derail the banking system—fears further stoked by the springtime failure of three regional banks.
Fueled by a late-period surge in artificial intelligence (AI) related technology stocks, double-digit gains in large cap growth stocks led the stock market higher, according to the Russell family of indices. Large cap stocks generally outperformed small cap and midcap stocks while growth stocks considerably outgained value stocks. Market volatility, as reflected in the VIX Index, steadily retreated during the period and revisited pre-pandemic lows in June.

Fund Performance
The Meridian Hedged Equity Fund (the “Fund”) Legacy Class Shares advanced 11.52% (net) for the 12-month period ended June 30, 2023, underperforming its benchmark, the S&P 500® Index, which gained 19.59%. Additionally, the Fund outperformed its secondary benchmark the CBOE S&P Buy Write Index, which returned 9.02%.
Over the long term, experience tells us that outperformance is born out of capital preservation and avoiding large drawdowns. As a result, we know that the Fund’s returns may fall short of broader index performance at times, especially in periods when volatility declines and risk-on sentiment rises.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an “enduring” portfolio that can mitigate capital losses during turbulent bear market environments and, secondarily, offer upside participation during strong bull market environments. To achieve that, we seek out what we believe to be quality businesses maintaining considerable competitive advantages and healthy balance sheets that offer robust cash flow characteristics and muted volatility traits.
At any given time, roughly half of the Fund is invested in higher quality, larger capitalization companies with what we believe to be promising growth prospects. The balance of the portfolio is invested in equities hedged in a risk-managed approach where more opportunistic investments are married with options in an effort to increase the Fund’s margin of safety and reduce downside risks. Underlying this approach is our commitment to deep fundamental research.
Ultimately, this strategic foundation results in a willingness to trade some upside for protection on the downside, which can lead to underperformance such as what we experienced during the 12-month period ended June 30, 2023.
Leading individual contributors included Dole Plc, Microsoft Corp., and NVIDIA Corp.
Dole Plc sources, processes, markets, and distributes fresh fruit and vegetables on a global basis. Over the past year, the stock price recovered from a tough 2022, during which concerns about its floating rate debt, input cost inflation, temporary plant closures, and a salad recall weighed on the company. The rebound began in the fourth quarter on the back of solid quarterly results as strength in the fresh fruit segment offset weakness in other parts of the business. The positive developments continued in early 2023 as the company announced it was exiting its money-losing fresh vegetables division and it posted strong quarterly and fiscal year 2022 results—the first set of clean financial statements since the company completed its IPO in July 2021. In addition, management projected healthy EBITDA levels for fiscal year 2023 and said further cost reductions and synergies resulting from the company’s 2021 merger with Total Produce will further bolster fiscal year

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Portfolio Performance and Composition (Unaudited) (continued)
2024 results. Trading at a significant discount to its smaller, less diversified peers, we believe Dole is attractively valued, especially given the company’s capacity to offset higher input costs with cost increases and significant value in its fixed asset base. During the period, we trimmed the Fund’s position in the stock as of period end.
Microsoft Corp. is a diversified technology company that is reaping the benefits of its strategy of integrating its products and tools—both presently and for potential future business growth. For example, while impressive gains in its cloud business fueled quarterly results that exceeded expectations, results in its gaming and advertising lines surpassed expectations, as did the division that sells the Windows operating system into third-party computer manufacturers. Ultimately, budget-conscious customers are attracted to integrated offerings. Meanwhile, the stock has also benefitted from Microsoft’s status as an early mover in the generative AI space. Microsoft's strategic partnership with OpenAI began with a $1 billion investment in 2019. This move made Microsoft's Azure the exclusive cloud partner of OpenAI and led to the collaborative development of an AI platform. Overall, AI adoption is gaining traction, and a shift towards a horizontal, or platform-based approach, is expected to further elevate the technology into the mainstream. Although the contribution is small today, investors expect Microsoft to broadly integrate AI models into its products. Pleased with the current performance and optimistic about future growth, we maintained the Fund’s position in the stock as of period end.
NVIDIA Corp. develops graphics and video processing semiconductor chips for the gaming, computing, and networking markets. A pioneer in graphics processing units (GPUs), NVIDIA has consistently adapted and innovated in response to marketplace realities, which has placed it in a strong position to benefit from increasing investment in AI’s broader growth. More specifically, its GPUs, which were originally designed for graphic computations, have proven ideal for the highly sophisticated and complex mathematical operations inherent in AI algorithms. In addition, NVIDIA’s software offering simplifies the interactions between GPUs and various AI software frameworks, which makes AI implementations more efficient and can lead to cost savings. During the period, AI-related business helped NVIDIA report strong earnings that exceeded expectations and contributed to even bolder earnings projections. In addition, the company is expanding production to meet soaring demand for AI hardware, software, and services. Given the company’s growth expectations going forward, we maintained the Fund’s position in the company as of period end.
Against this backdrop, leading detractors during the period included Starry Group Holdings, Inc., Spectrum Brands, Inc., and Liberty Broadband Corp.
Starry Group Holdings, Inc. offers low-cost, high-speed broadband via fixed wireless technology in six U.S. cities. Relative to traditional cable and wireless providers, the company holds a material cost advantage as well as a quality of service advantage. During the period, the stock fell sharply due to a challenging business environment. After going public via a special purpose acquisition company in 2022, Starry faced an immediate capital crunch, which was exacerbated by rising competition from much larger, well-established telecommunication services companies. The financial pressure, coupled with Starry’s ambitious expansion plans, led to the company declaring bankruptcy in February. We continued to hold the position in the Fund at the end of the period as the company works through the bankruptcy process.
Spectrum Brands, Inc.  is a consumer products company with a portfolio of well-known brands, including Cutter insect protection, Tetra pet products, Kwikset locks, and the George Foreman Grill. The company faced a major hurdle in the fall of 2022 when the U.S. Department of Justice sued to stop Spectrum Brands’ sale of its hardware and home improvement business to Sweden-based Assa Abloy AB. Spectrum Brand’s management had expressed confidence in this deal since its announcement in September 2021, but the legal setback a year later put it in jeopardy. As we assessed the situation, we opted to exit the Fund’s position and reallocate the capital into higher conviction ideas.
Liberty Broadband Corp. primary assets include a considerable investment in broadband provider Charter Communications, which has more than 32 million customers in 41 states. The stock dropped amid apprehension about how escalating competition could impact Charter's performance, particularly in light of decelerating industry growth and the anticipated rise of fiber competitors. Nonetheless, the company has implemented innovative strategies to sustain growth and preserve value for its stakeholders in the face of such marketplace and competitive hurdles. Additionally, we believe the mission-critical nature of Charter’s fiber-based communications backbone and the resiliency of its subscription-based broadband businesses offer potential upsides that continue to outweigh potential downsides. And by investing in Liberty Broadband’s significantly discounted exposure to Charter, we believe the Fund’s positioning continues to provide a margin of safety and continued to hold the stock at period end.

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Meridian Hedged Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
Although investors largely cheered the Fed’s late-period decision to halt its rate-hike campaign, we remain wary. While the pause seemed to move the central bankers closer to a full stop on the rate increases, which would be positive, the potential for an economic slowdown or recession amid labor market softening and reduced consumer spending continues to run high. As does the likelihood of declining corporate earnings, which historically leads to equity market volatility. Although, such conditions can potentially lead to compelling buying opportunities.
Despite the considerable unknowns, we continue to feel good about our conservative approach of investing in high-quality businesses that we believe will compound value over the long term. Furthermore, believing that out of volatility, opportunity is born, we’re generally comfortable with the portfolio’s positioning at period end, including our option activity designed to offset a portion of the market’s potential downside. Regardless of whether conditions are good or poor, we stick to our playbook and prudently work to manage risk by leveraging deep fundamental company-level research rather than macroeconomic assessments. Meanwhile, our charge remains to prioritize risk over return, even if that means trading some incremental market upside for downside protection. Through the combination of stock selection and our covered call strategy, we believe our disciplined and conservative approach to deploying capital is ideal for a market in transition.
Thank you for your continued partnership with ArrowMark.
Clay Freeman
Portfolio Manager
The views of the author and information discussed in this commentary are as of June 30, 2023, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

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Meridian Hedged Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2023
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.23
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	11.52%	10.60%	12.63%	9.60%
Class A (MRAEX) w/o sales charge	11/15/13	11.05%	10.21%	—	11.42%
Class A (MRAEX) with sales charge[1]	11/15/13	4.65%	8.91%	—	10.74%
Class C (MRCEX)	7/1/15	10.60%	9.76%	—	11.87%
Investor Class (MRIEX)	11/15/13	11.38%	10.57%	—	11.71%
S&P 500® Index	1/31/05 [2]	19.59%	12.31%	12.86%	9.64%
CBOE S&P 500 Buy Write Index	1/31/05	9.02%	4.42%	6.26%	5.28%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers.  If reflected, the taxes and fees would reduce the performance quoted.  Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	18	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.23
Lamb Weston Holdings, Inc.	14.1%
Rivian Automotive, Inc. Class A	8.1%
Align Technology, Inc.	5.4%
NVIDIA Corp.	5.3%
Live Nation Entertainment, Inc.	5.0%
DigitalBridge Group, Inc.	4.5%
Sally Beauty Holdings, Inc.	4.4%
ServiceNow, Inc.	4.1%
Coty, Inc. Class A	4.1%
Airbnb, Inc. Class A	3.7%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments and options written are reported as a percentage of net assets.

Sector Allocation as of 6.30.23
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	19	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Amid indications that the aggressive rate hike campaign of the U.S. Federal Reserve (the “Fed”) was effectively cooling inflation without upending the U.S. economy, investors largely bid stocks higher during the 12-month period ended June 30, 2023. Both consumer and producer price inflation decelerated considerably during the period—to the point where central bank policymakers unanimously agreed to stand pat on their key lending rate in June. The pause capped a run of 10 straight hikes dating back to March 2022, although Fed Chair Jerome Powell repeatedly explained that as many as two more increases could occur by year-end.
The higher-rate environment roiled the mortgage market and slowed business borrowing, yet the labor market proved resilient and consumer confidence ended the period at its highest level in 18 months. The U.S. economy posted three successive quarters of growth, albeit with some tapering, and in June, Fed officials concluded a recession was unlikely in 2023.
The bond market offered a less optimistic perspective as the U.S. Treasury yield curve inverted sharply over the course of the period. As a significant portion of the broad-based jump in yields occurred during the first four months of the period, concerns quickly grew that unrealized losses on lower-yielding bonds could derail the banking system—fears further stoked by the springtime failure of three regional banks.
Among stocks, double-digit gains in small cap stocks trailed midcap and large cap stocks, according to the Russell family of indices, as a late-period surge in artificial intelligence-related technology stocks heightened demand in the large cap space. Overall, growth stocks considerably outperformed value stocks across the capitalization spectrum.

Fund Performance
The Meridian Small Cap Growth Fund (the “Fund”) Legacy Class Shares returned 16.25% (net) for the 12-month period ended June 30, 2023, underperforming its benchmark, the Russell 2000® Growth Index, which returned 18.53%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. Market factors were generally mixed, although high-momentum stocks continued to outperform during the period, creating a headwind for our strategy, in which our valuation discipline emphasizes more lower-momentum stocks. From a sector perspective, stock selection was positive in the information technology and industrials sectors. Conversely, holdings in the healthcare sector detracted from relative returns.
The three largest individual contributors to the Fund’s relative performance during the period were ACV Auctions, Inc., NeoGames S.A., and Merit Medical Systems, Inc.
ACV Auctions, Inc. operates a digital wholesale auction marketplace to facilitate business-to-business used car sales between sellers and dealers. It has disrupted the traditional physical used-car auction marketplace by attracting thousands of dealers to its online platform. In our opinion, ACV’s competitive advantage is its sizeable team of inspectors and the technology tools supporting this team. We believe the depth and accuracy of ACV’s inspection reports provide buyers the confidence to bid aggressively, knowing that they are unlikely to contend with negative post-purchase surprises. Sellers are drawn to ACV due to its lower auction fees and large buyer base. During the period, the company consistently beat quarterly earnings expectations and lifted its full-year guidance, citing growth in its dealer network, easing marketplace challenges, and effective cost management. Just as critically, ACV continued to capture a significant amount of market share, posting positive unit volume growth amid the broader industry’s decline. Separately, the company presented projections through 2026 at its annual investor meeting, which targeted considerable gains in revenue and EBITDA. We slightly reduced the Fund’s holdings in the company during the year due to a less favorable risk-reward profile.
NeoGames S.A. develops the technology backbone that supports online gaming platforms such as lotteries and sports betting sites. Already well-established in the online lottery space, the company expanded into online sports betting and casino games in 2022 with the acquisition of Aspire Global. In addition to gaming software, NeoGames’ services include regulatory compliance, content aggregation, payment processing, risk management, and customer loyalty programs. The stock appreciated in mid-May when Australia-based Aristocrat Leisure announced it was acquiring NeoGames at a better than 100% premium. We took advantage of the subsequent price appreciation to trim the Fund’s exposure.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
Merit Medical Systems, Inc. designs, develops, manufactures, and markets single-use medical products on a global basis for thousands of purposes ranging from surgical procedures to dialysis and biopsies. Long focused almost exclusively on revenue growth, our interest in the company was spurred by management’s prioritization of improving profits and cash flow, most notably in a three-year strategic plan it rolled out in 2021. Impressively, the company is executing ahead of plan and is on track to achieve its revised financial targets, yet top-line performance remains strong, as evidenced by expectations going forward for solid organic revenue growth due to new products and robust international sales. During the period, we trimmed the Fund’s position as the share price appreciated.
The three largest individual detractors from the Fund’s relative performance during the period were Consensus Cloud Solutions, Inc., Syneos Health, Inc., and CareDx, Inc.
Consensus Cloud Solutions, Inc. which offers cloud-based business services to small and mid-sized businesses, was spun out of longtime holding J2 Global (now Ziff Davis) in the fourth quarter of 2022. Consensus has historically enjoyed a high percentage of recurring revenues, low churn, and high margins. Much of the company’s current strategic focus is to build upon its legacy digital cloud fax service for the healthcare sector by expanding into securing electronic patient records and doctors’ reports. Already attracted to the company’s relative stability and consistently solid profitability, its ability to perform well even during market downturns, and the visibility its 100% subscription-based model offers, we like the recent emphasis on the healthcare business, which tends to have lower churn and higher average revenue per user. The stock slumped during the quarter as a misstatement related to revenue recognition caught people off guard and slowed decision-making among some larger corporate clients, which contributed to a modest miss on revenue and EBITDA targets. We believe, however, that the market’s reaction was overdone and the company’s prospects to grow amid the uncertainties of 2023 remain solid. As such, we added to the Fund’s position in the stock throughout the period.
Syneos Health, Inc. is a clinical research organization that partners with small and mid-sized biotech firms as well as large pharmaceutical companies to complete clinical trials. Previously one of the leading players in the market, Syneos changed CEOs in the spring of 2022 and experienced higher-than-usual turnover, which resulted in market share losses. Furthermore, the overall life sciences environment softened amid a dropoff in biotech funding and a reprioritization of pipelines and research and development efforts among large pharmaceutical firms. As its business model relies on a healthy backlog, Syneos’ongoing issues appeared to set it up for a tough 2023 from a fundamental standpoint, so we liquidated the Fund’s exposure by late 2022.
CareDx, Inc. develops noninvasive diagnostic solutions and services for transplant patients and their caregivers. We invested in the company due to its unique approach to helping monitor the rejection of transplanted kidneys, hearts, lungs, and other organs and ensuring ideal dosing of ongoing immunosuppressant treatments. The stock declined during the period following an unfavorable decision by the Centers for Medicare & Medicaid Services (CMS), the government body that determines provider reimbursement levels. Technically, the new CMS guideline didn’t alter the overall reimbursement rate for CareDx procedures, but it changed the required protocol for the number of tests it would cover and added a biopsy requirement. Many were surprised by the ruling was completely unexpected and while CareDx has developed a process to allow patients to bypass an invasive biopsy, we believe the immediate impact will be seen in reduced testing volumes, which will diminish revenue growth, margins, and cash flow. After weighing the uncertainties and the unknowns in CareDx’s path forward, we decided to sell the stock.

Outlook
At period-end, the economic softness expected in the wake of the Fed’s aggressive actions over the previous 16 months had failed to materialize. The employment picture and broader economic conditions remained relatively healthy. Inflation gauges, while still above targeted levels, have continued to moderate which has led to increased confidence in a soft landing. Despite this backdrop, overall core inflation remains high, with the Fed signaling more rate increases will be necessary to achieve their goals, potentially leading to further market volatility. We remain poised to take advantage of any market weakness and multiple contraction by adding to existing positions and building positions in new names when valuations decline to attractive levels, although we remain cognizant of the risks inherent in such a challenging environment. We continue to focus on companies that we believe have resilient business models and the ability to execute in a higher rate environment.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
Thank you for your continued partnership with ArrowMark.
Brian Schaub & Chad Meade
Co-Portfolio Managers
The views of the author and information discussed in this commentary are as of June 30, 2023, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2023
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.23
	Inception	1 Year	5 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	16.25%	4.33%	9.71%
Institutional Class (MSGRX)	12/24/14	16.38%	4.41%	8.11%
Class A (MSGAX) w/o sales charge	12/16/13	15.90%	3.98%	9.34%
Class A (MSGAX) with sales charge[1]	12/16/13	9.24%	2.76%	8.67%
Class C (MSGCX)	7/1/15	15.03%	3.25%	6.66%
Investor Class (MISGX)	12/16/13	16.21%	4.25%	9.64%
Russell 2000® Growth Index	12/16/13 [2]	18.53%	4.22%	7.50%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Performance Disclosure” on page 30 for important information regarding reported performance.
Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers.  If reflected, the taxes and fees would reduce the performance quoted.  Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.23
RB Global, Inc. (Canada)	3.1%
Alight, Inc. Class A	3.0%
QuidelOrtho Corp.	3.0%
Hudson Technologies, Inc.	2.6%
ACV Auctions, Inc. Class A	2.5%
Cargurus, Inc.	2.3%
Heritage-Crystal Clean, Inc.	2.2%
Matson, Inc.	2.1%
Alkami Technology, Inc.	2.0%
Turning Point Brands, Inc.	1.9%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.23
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Industrials and Health Care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	24	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Expense Disclosure
June 30, 2023 (Unaudited)

Disclosures Regarding Fund Expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and (2) ongoing costs, including management fees; service and distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2023 through June 30, 2023.
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number reported under “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Meridian Growth Fund
Fund Expenses
June 30, 2023 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.89%	$1,000.00	$1,151.90	$4.77
Institutional Class (MRRGX)	0.86%	$1,000.00	$1,152.20	$4.61
Class A (MRAGX)	0.99%	$1,000.00	$1,151.40	$5.31
Class C (MRCGX)	1.79%	$1,000.00	$1,146.60	$9.58
Investor Class (MRIGX)	0.94%	$1,000.00	$1,151.80	$5.04

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.89%	$1,000.00	$1,020.49	$4.48
Institutional Class (MRRGX)	0.86%	$1,000.00	$1,020.64	$4.33
Class A (MRAGX)	0.99%	$1,000.00	$1,020.00	$4.99
Class C (MRCGX)	1.79%	$1,000.00	$1,016.01	$9.00
Investor Class (MRIGX)	0.94%	$1,000.00	$1,020.24	$4.73
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	26	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Fund Expenses
June 30, 2023 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.16%	$1,000.00	$1,099.80	$ 6.07
Class A (MFCAX)	1.47%	$1,000.00	$1,098.20	$ 7.69
Class C (MFCCX)	2.20%	$1,000.00	$1,094.20	$11.49
Investor Class (MFCIX)	1.21%	$1,000.00	$1,099.90	$ 6.33

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.16%	$1,000.00	$1,019.15	$ 5.84
Class A (MFCAX)	1.47%	$1,000.00	$1,017.60	$ 7.39
Class C (MFCCX)	2.20%	$1,000.00	$1,013.96	$11.05
Investor Class (MFCIX)	1.21%	$1,000.00	$1,018.90	$ 6.09
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	27	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Fund Expenses
June 30, 2023 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,107.10	$ 6.57
Class A (MRAEX)	1.60%	$1,000.00	$1,105.00	$ 8.40
Class C (MRCEX)	2.00%	$1,000.00	$1,103.30	$10.49
Investor Class (MRIEX)	1.36%	$1,000.00	$1,106.70	$ 7.14

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,018.70	$ 6.29
Class A (MRAEX)	1.60%	$1,000.00	$1,016.95	$ 8.05
Class C (MRCEX)	2.00%	$1,000.00	$1,014.96	$10.05
Investor Class (MRIEX)	1.36%	$1,000.00	$1,018.15	$ 6.84
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	28	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Fund Expenses
June 30, 2023 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,118.30	$ 6.34
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,118.90	$ 5.81
Class A (MSGAX)	1.46%	$1,000.00	$1,116.80	$ 7.71
Class C (MSGCX)	2.22%	$1,000.00	$1,112.80	$11.69
Investor Class (MISGX)	1.23%	$1,000.00	$1,118.50	$ 6.50

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,018.95	$ 6.04
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.45	$ 5.54
Class A (MSGAX)	1.46%	$1,000.00	$1,017.65	$ 7.34
Class C (MSGCX)	2.22%	$1,000.00	$1,013.86	$11.15
Investor Class (MISGX)	1.23%	$1,000.00	$1,018.80	$ 6.19
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Expense Disclosure” on page 25 for further information on how the above examples were calculated.

Meridian Funds	29	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Performance Disclosure
June 30, 2023 (Unaudited)

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.arrowmarkpartners.com/meridian/.
Performance prior to September 5, 2013 reflects each Fund’s performance under the management of Aster Investment Management Co.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.arrowmarkpartners.com/meridian/.

Meridian Funds	30	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments
June 30, 2023
	Shares	Value
Common Stocks - 87.0%
Communication Services - 7.7%
Diversified Telecommunication Services - 0.6%
Iridium Communications, Inc.	140,867	$ 8,750,658
Interactive Media & Services - 7.1%
Cargurus, Inc.[1]	1,504,390	34,044,346
IAC, Inc.[1]	149,907	9,414,159
Ziff Davis, Inc.[1]	560,346	39,257,841
ZipRecruiter, Inc. Class A1	1,128,143	20,035,820
		102,752,166
Total Communication Services		111,502,824
Consumer Discretionary - 12.0%
Automobile Components - 0.4%
Fox Factory Holding Corp.[1]	60,838	6,601,531
Distributors - 0.6%
Pool Corp.	21,545	8,071,619
Diversified Consumer Services - 1.9%
Frontdoor, Inc.[1]	467,022	14,898,002
Grand Canyon Education, Inc.[1]	121,177	12,506,678
		27,404,680
Hotels, Restaurants & Leisure - 3.1%
Churchill Downs, Inc.	237,772	33,090,729
Sportradar Holding AG Class A (Switzerland)[1,2]	919,499	11,861,537
		44,952,266
Specialty Retail - 2.6%
Farfetch Ltd. Class A (United Kingdom)[1,2]	1,322,218	7,986,197
Floor & Decor Holdings, Inc. Class A1	63,777	6,630,257
National Vision Holdings, Inc.[1]	395,129	9,597,683
Sally Beauty Holdings, Inc.[1,2]	1,152,549	14,233,980
		38,448,117
Textiles, Apparel & Luxury Goods - 3.4%
Canada Goose Holdings, Inc. (Canada)[1,2]	703,110	12,515,358
Skechers U.S.A., Inc. Class A1	478,673	25,206,920
Under Armour, Inc. Class C1	1,688,467	11,329,614
		49,051,892
Total Consumer Discretionary		174,530,105
Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.5%
BJ's Wholesale Club Holdings, Inc.[1]	109,736	6,914,465
Total Consumer Staples		6,914,465
	Shares	Value
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Viper Energy Partners LP	341,529	$ 9,163,223
Total Energy		9,163,223
Financials - 5.2%
Capital Markets - 2.9%
LPL Financial Holdings, Inc.	107,952	23,472,003
WisdomTree, Inc.	2,694,145	18,481,835
		41,953,838
Financial Services - 2.3%
Euronet Worldwide, Inc.[1]	286,284	33,601,153
Total Financials		75,554,991
Health Care - 25.7%
Biotechnology - 3.9%
Agios Pharmaceuticals, Inc.[1]	329,506	9,331,610
Halozyme Therapeutics, Inc.[1]	262,335	9,462,424
Legend Biotech Corp. ADR[1]	173,669	11,988,371
Relay Therapeutics, Inc.[1]	498,970	6,267,063
SpringWorks Therapeutics, Inc.[1,2]	363,737	9,537,184
Veracyte, Inc.[1]	414,126	10,547,789
		57,134,441
Health Care Equipment & Supplies - 13.2%
Align Technology, Inc.[1]	22,298	7,885,465
Axogen, Inc.[1]	595,527	5,437,162
Cooper Cos., Inc. (The)	66,155	25,365,812
Merit Medical Systems, Inc.[1]	329,693	27,575,523
Nevro Corp. [1]	301,301	7,659,071
Omnicell, Inc.[1]	137,233	10,109,955
QuidelOrtho Corp.[1]	538,333	44,606,272
STERIS Plc[2]	212,099	47,718,033
Teleflex, Inc.	67,177	16,258,849
		192,616,142
Health Care Providers & Services - 3.1%
HealthEquity, Inc.[1]	297,423	18,779,288
Henry Schein, Inc.[1]	314,930	25,540,823
		44,320,111
Health Care Technology - 1.7%
Certara, Inc.[1]	738,419	13,446,610
Doximity, Inc. Class A1,2	337,825	11,492,806
		24,939,416
Life Sciences Tools & Services - 3.3%
Bio-Techne Corp.	155,716	12,711,097
Sotera Health Co.[1]	1,091,223	20,558,641
Stevanato Group SpA (Italy)	118,240	3,828,611
Syneos Health, Inc.[1]	262,881	11,077,806
		48,176,155
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2023
	Shares	Value
Pharmaceuticals - 0.5%
Arvinas, Inc.[1]	294,553	$ 7,310,806
Capsule Corp. Acquisition Date: 4/8/21, Cost $2,999,993[1,3,4]	207,016	53,824
		7,364,630
Total Health Care		374,550,895
Industrials - 21.3%
Aerospace & Defense - 0.5%
Rocket Lab U.S.A., Inc.[1,2]	1,321,543	7,929,258
Air Freight & Logistics - 1.2%
Forward Air Corp.	170,855	18,129,424
Commercial Services & Supplies - 6.8%
ACV Auctions, Inc. Class A1	2,201,429	38,018,679
Cimpress Plc (Ireland)[1]	232,958	13,856,342
RB Global, Inc. (Canada)	785,483	47,128,979
		99,004,000
Electrical Equipment - 2.8%
Sensata Technologies Holding Plc	898,709	40,432,918
Ground Transportation - 0.5%
Heartland Express, Inc.	425,874	6,988,592
Machinery - 2.8%
John Bean Technologies Corp.	112,132	13,601,611
Middleby Corp. (The)[1]	51,698	7,642,515
Tennant Co.	218,580	17,729,024
Toro Co. (The)	16,164	1,643,071
		40,616,221
Marine Transportation - 3.4%
Kirby Corp.[1]	308,541	23,742,230
Matson, Inc.	334,335	25,987,860
		49,730,090
Professional Services - 2.6%
Alight, Inc. Class A1	4,038,429	37,315,084
Trading Companies & Distributors - 0.7%
Applied Industrial Technologies, Inc.	72,122	10,445,429
Total Industrials		310,591,016
Information Technology - 12.5%
Electronic Equipment, Instruments & Components - 2.2%
Trimble, Inc.[1]	613,235	32,464,661
IT Services - 1.1%
Okta, Inc.[1]	228,825	15,869,014
Semiconductors & Semiconductor Equipment - 3.0%
GLOBALFOUNDRIES, Inc.[1]	332,708	21,486,283
	Shares	Value
ON Semiconductor Corp.[1]	235,073	$ 22,233,204
		43,719,487
Software - 6.2%
8x8, Inc.[1]	1,729,451	7,315,578
Consensus Cloud Solutions, Inc.[1]	192,794	5,976,614
Dynatrace, Inc.[1]	403,355	20,760,682
Monday.com Ltd.[1]	76,384	13,078,468
N-able, Inc.[1]	1,082,830	15,603,580
Smartsheet, Inc. Class A1	365,234	13,973,853
Tenable Holdings, Inc.[1]	313,300	13,644,215
		90,352,990
Total Information Technology		182,406,152
Materials - 1.5%
Containers & Packaging - 1.5%
Graphic Packaging Holding Co.	901,967	21,674,267
Total Materials		21,674,267
Total Common Stocks - 87.0% (Cost $970,523,711)		1,266,887,938
Preferred Stocks - 2.5%
Communication Services - 1.1%
Interactive Media & Services - 1.1%
Evolve Vacation Rental Network, Inc. Series 9 Acquisition Date: 5/29/20, Cost $4,499,999[1,3,4]	776,451	16,080,300
Total Communication Services		16,080,300
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Binx Health, Inc. Series E Acquisition Date: 5/26/21, Cost $8,500,136[1,3,4]	31,619	1,424,436
Total Health Care		1,424,436
Information Technology - 0.8%
IT Services - 0.5%
Skyryse, Inc. Series B Acquisition Date: 10/21/21, Cost $7,164,990[1,3,4]	290,316	7,330,479
Software - 0.3%
Dataminr, Inc. Series F Acquisition Date: 3/22/21, Cost $7,369,692[1,3,4]	167,493	4,869,022
Total Information Technology		12,199,501

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2023
	Shares	Value
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Apartment List, Inc. Series D Acquisition Date: 11/2/20 - 12/21/20, Cost $8,399,997[1,3,4]	2,299,479	$ 7,473,307
Total Real Estate		7,473,307
Total Preferred Stocks - 2.5% (Cost $35,934,814)		37,177,544
Private Investment Fund - 0.3%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20, Cost $4,037,882[1,3,5]	4,038	3,853,432
Total Private Investment Fund - 0.3% (Cost $4,037,882)		3,853,432
	Shares/ Principal Amount
Short-Term Investments - 11.1%
Money Market Funds - 9.3%
Goldman Sachs Financial Square Government Fund, Institutional Class, 5.02% (Cost $135,115,691)	135,115,691	135,115,691
Repurchase Agreements - 1.8%[6]
Bank of America Securities, Inc., dated 6/30/23, due 7/3/23, 5.06% total to be received $6,196,113 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 6.50%, 4/1/35 - 9/1/61, totaling $6,317,371)	$ 6,193,501	6,193,501
	Shares/ Principal Amount	Value
Citigroup Global Markets, Inc., dated 6/30/23, due 7/3/23, 5.07% total to be received $6,196,118 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 10/31/24 - 8/20/67, totaling $6,317,371)	$ 6,193,501	$ 6,193,501
Daiwa Capital Markets America, Inc., dated 6/30/23, due 7/3/23, 5.07% total to be received $2,330,911 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 7/27/23 - 7/1/53, totaling $2,376,526)	2,329,927	2,329,927
National Bank Financial, Inc., dated 6/30/23, due 7/3/23, 5.09% total to be received $5,002,121 (collateralized by various U.S. Treasury Obligations, 0.50% - 4.00%, 7/3/23 - 9/9/49, totaling $5,100,000)	5,000,000	5,000,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2023
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 6/30/23, due 7/3/23, 5.06% total to be received $6,196,113 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 7/31/23 - 5/20/53, totaling $6,317,371)	$ 6,193,501	$ 6,193,501
Total Repurchase Agreements (Cost $25,910,430)		25,910,430
Total Short-Term Investments - 11.1% (Cost $161,026,121)		161,026,121
Total Investments - 100.9% (Cost $1,171,522,528)		1,468,945,035
Liabilities in Excess of Other Assets - (0.9)%		(12,614,209)
Net Assets - 100.0%		$1,456,330,826
ADR—American Depositary Receipt
Plc—Public Limited Company
SpA—Società per Azioni
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2023. Total value of such securities at year-end amounts to $39,493,848 and represents 2.71% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at year-end amounts to $41,084,800 and represents 2.82% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Quail Investment Holdings, LLC is a limited liability company that was organized to invest solely in Qumulo, Inc Series E Preferred Stock. The value of Qumulo, Inc. is substantially the same as Quail Investment Holdings, LLC.
[6]	Cash collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments
June 30, 2023
	Shares	Value
Common Stocks - 91.4%
Communication Services - 4.0%
Interactive Media & Services - 4.0%
Cars.com, Inc.[1]	825,000	$ 16,351,500
Pinterest, Inc. Class A1	314,000	8,584,760
Total Communication Services		24,936,260
Consumer Discretionary - 6.4%
Automobile Components - 1.9%
Aptiv Plc[1]	117,000	11,944,530
Hotels, Restaurants & Leisure - 3.0%
Bowlero Corp.[1,2]	781,803	9,100,187
Everi Holdings, Inc.[1]	408,000	5,899,680
PlayAGS, Inc.[1]	603,622	3,410,464
		18,410,331
Textiles, Apparel & Luxury Goods - 1.5%
Skechers U.S.A., Inc. Class A1	173,000	9,110,180
Total Consumer Discretionary		39,465,041
Consumer Staples - 5.6%
Beverages - 3.4%
Boston Beer Co., Inc. (The) Class A1	10,000	3,084,400
Molson Coors Beverage Co. Class B	267,000	17,579,280
Vintage Wine Estates, Inc.[1]	566,077	484,279
		21,147,959
Food Products - 1.4%
Lancaster Colony Corp.	42,000	8,445,780
Personal Care Products - 0.8%
Honest Co., Inc. (The)[1,2]	2,746,206	4,613,626
Total Consumer Staples		34,207,365
Energy - 5.8%
Oil, Gas & Consumable Fuels - 5.8%
APA Corp.	258,000	8,815,860
California Resources Corp.	219,000	9,918,510
Cameco Corp. (Canada)	542,000	16,980,860
Total Energy		35,715,230
Financials - 7.7%
Banks - 5.6%
First Citizens BancShares, Inc. Class A	16,800	21,561,960
First Interstate BancSystem, Inc. Class A	134,257	3,200,687
Texas Capital Bancshares, Inc.[1]	184,000	9,476,000
		34,238,647
Insurance - 2.1%
Axis Capital Holdings Ltd.	176,000	9,474,080
	Shares	Value
Universal Insurance Holdings, Inc.	228,209	$ 3,521,265
		12,995,345
Total Financials		47,233,992
Health Care - 11.7%
Biotechnology - 2.6%
Legend Biotech Corp. ADR[1]	187,821	12,965,284
SpringWorks Therapeutics, Inc.[1,2]	117,000	3,067,740
		16,033,024
Health Care Equipment & Supplies - 4.2%
Align Technology, Inc.[1]	18,000	6,365,520
Paragon 28, Inc.[1]	261,000	4,630,140
QuidelOrtho Corp.[1]	147,000	12,180,420
Sight Sciences, Inc.[1]	320,978	2,657,698
		25,833,778
Health Care Providers & Services - 2.1%
Tenet Healthcare Corp.[1]	162,000	13,183,560
Life Sciences Tools & Services - 0.3%
Syneos Health, Inc.[1]	38,218	1,610,506
Pharmaceuticals - 2.5%
Perrigo Co. Plc	439,000	14,904,050
RVL Pharmaceuticals Plc[1]	1,506,002	843,512
		15,747,562
Total Health Care		72,408,430
Industrials - 14.2%
Commercial Services & Supplies - 2.3%
ACV Auctions, Inc. Class A1	521,000	8,997,670
Driven Brands Holdings, Inc.[1]	190,500	5,154,930
		14,152,600
Electrical Equipment - 0.7%
American Superconductor Corp.[1]	669,432	4,190,644
Ground Transportation - 0.5%
U-Haul Holding Co. Series N Non-Voting	37,000	1,874,790
U-Haul Holding Co.	23,000	1,272,360
		3,147,150
Machinery - 4.6%
CNH Industrial, N.V. (United Kingdom)	731,006	10,526,487
Hillenbrand, Inc.	152,000	7,794,560
Toro Co. (The)	101,000	10,266,650
		28,587,697
Professional Services - 4.8%
CACI International, Inc. Class A1	65,000	22,154,600
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2023
	Shares	Value
Clarivate Plc[1,2]	441,000	$ 4,202,730
Planet Labs PBC[1,2]	927,000	2,984,940
		29,342,270
Trading Companies & Distributors - 1.3%
Custom Truck One Source, Inc.[1,2]	1,172,000	7,899,280
Total Industrials		87,319,641
Information Technology - 20.1%
Communications Equipment - 2.4%
Juniper Networks, Inc.	468,000	14,662,440
Electronic Equipment, Instruments & Components - 4.3%
nLight, Inc.[1]	288,000	4,440,960
Rogers Corp.[1]	60,000	9,715,800
Trimble, Inc.[1]	238,156	12,607,979
		26,764,739
IT Services - 1.0%
Okta, Inc.[1]	86,000	5,964,100
Semiconductors & Semiconductor Equipment - 11.0%
Advanced Micro Devices, Inc.[1]	137,000	15,605,670
Ambarella, Inc.[1]	116,000	9,705,720
GLOBALFOUNDRIES, Inc.[1]	133,000	8,589,140
Navitas Semiconductor Corp.[1,2]	548,000	5,775,920
NVIDIA Corp.	10,000	4,230,200
PDF Solutions, Inc.[1]	171,000	7,712,100
SMART Global Holdings, Inc.[1,2]	568,000	16,477,680
		68,096,430
Software - 1.4%
Cerence, Inc.[1]	30,250	884,207
Clear Secure, Inc. Class A2	126,200	2,924,054
LiveRamp Holdings, Inc.[1]	161,000	4,598,160
		8,406,421
Total Information Technology		123,894,130
Materials - 2.3%
Chemicals - 0.5%
Olin Corp.	59,000	3,032,010
Containers & Packaging - 1.8%
Crown Holdings, Inc.	92,000	7,992,040
Ranpak Holdings Corp.[1]	713,000	3,222,760
		11,214,800
Total Materials		14,246,810
Real Estate - 7.3%
Diversified REITs - 2.3%
Alexander & Baldwin, Inc.	749,000	13,916,420
Real Estate Management & Development - 2.1%
DigitalBridge Group, Inc.[2]	870,750	12,808,732
	Shares	Value
Specialized REITs - 2.9%
VICI Properties, Inc.	575,000	$ 18,072,250
Total Real Estate		44,797,402
Utilities - 6.3%
Electric Utilities - 4.4%
ALLETE, Inc.	163,000	9,449,110
Avangrid, Inc.[2]	309,000	11,643,120
Hawaiian Electric Industries, Inc.	171,000	6,190,200
		27,282,430
Independent Power & Renewable Electricity Producers - 1.9%
Brookfield Renewable Corp. Class A2	370,800	11,687,616
Total Utilities		38,970,046
Total Common Stocks - 91.4% (Cost $437,555,520)		563,194,347
Warrants - 0.0%
Information Technology - 0.0%
Software - 0.0%
KLDiscovery, Inc., Strike Price $11.50, Expires 12/19/24[1]	450,000	585
Total Information Technology		585
Total Warrants - 0.0% (Cost $250,695)		585
Preferred Stocks - 0.6%
Information Technology - 0.6%
Software - 0.6%
Casters Holdings, Inc. dba Fyllo Compliance Cloud Series C Acquisition Date: 10/25/21, Cost $3,000,000[1,3,4]	2,821,405	1,749,271
Fyllo Series C-2 Shares Acquisition Date: 10/21/22, Cost $3,000,000[1,3,4]	2,272,727	1,681,818
Total Information Technology		3,431,089
Total Preferred Stocks - 0.6% (Cost $6,000,000)		3,431,089
Rights - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Albireo Pharma, Inc. CVR[1,4]	150,750	328,635
Total Health Care		328,635
Total Rights - 0.0% (Cost $0)		328,635

The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2023
	Shares/ Principal Amount	Value
Short-Term Investments - 11.9%
Money Market Funds - 8.8%
Goldman Sachs Financial Square Government Fund, Institutional Class, 5.02% (Cost $54,684,391)	54,684,391	$ 54,684,391
Repurchase Agreements - 3.1%[5]
Bank of America Securities, Inc., dated 6/30/23, due 7/3/23, 5.06% total to be received $4,547,024 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 6.50%, 4/1/35 - 9/1/61, totaling $4,636,009)	$ 4,545,107	4,545,107
Citigroup Global Markets, Inc., dated 6/30/23, due 7/3/23, 5.07% total to be received $4,547,027 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 10/31/24 - 8/20/67, totaling $4,636,009)	4,545,107	4,545,107
Daiwa Capital Markets America, Inc., dated 6/30/23, due 7/3/23, 5.07% total to be received $4,547,027 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 7/27/23 - 7/1/53, totaling $4,636,009)	4,545,107	4,545,107
	Shares/ Principal Amount	Value
Nomura Securities International, Inc., dated 6/30/23, due 7/3/23, 5.05% total to be received $834,258 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 6.50%, 9/1/29 - 2/1/57, totaling $850,586)	$ 833,907	$ 833,907
RBC Dominion Securities, Inc., dated 6/30/23, due 7/3/23, 5.06% total to be received $4,547,024 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 7/31/23 - 5/20/53, totaling $4,636,009)	4,545,107	4,545,107
Total Repurchase Agreements (Cost $19,014,335)		19,014,335
Total Short-Term Investments - 11.9% (Cost $73,698,726)		73,698,726
Total Investments - 103.9% (Cost $517,504,941)		640,653,382
Liabilities in Excess of Other Assets - (3.9)%		(24,202,706)
Net Assets - 100.0%		$616,450,676
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2023
ADR—American Depositary Receipt
CVR—Contingent Value Rights
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
PBC—Public Benefit Corporation
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2023. Total value of such securities at year-end amounts to $39,584,287 and represents 6.42% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at year-end amounts to $3,431,089 and represents 0.56% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Cash collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Schedule of Investments
June 30, 2023
	Shares	Value
Common Stocks - 131.8%
Communication Services - 14.2%
Diversified Telecommunication Services - 0.5%
Starry, Inc. Acquisition Date: 3/28/22, Cost $1,250,003[1,2]	166,667	$ 1,417
Verizon Communications, Inc.	5,892	219,123
		220,540
Entertainment - 6.3%
Live Nation Entertainment, Inc.[2,3]	26,300	2,396,193
Madison Square Garden Entertainment Corp.[2,4]	4,977	167,327
Sphere Entertainment Co.[2,4]	4,977	136,320
Walt Disney Co. (The)[2]	3,546	316,587
		3,016,427
Interactive Media & Services - 4.8%
Alphabet, Inc. Class C2,3	12,100	1,463,737
IAC, Inc.[2]	4,170	261,876
Pinterest, Inc. Class A2,3	20,000	546,800
		2,272,413
Media - 2.6%
Boston Omaha Corp. Class A2	9,662	181,839
Liberty Broadband Corp. Class C2	7,553	605,071
Liberty Media Corp.-Liberty SiriusXM Class A2	12,951	424,922
Liberty Media Corp.-Liberty SiriusXM Class C2	799	26,151
		1,237,983
Total Communication Services		6,747,363
Consumer Discretionary - 25.9%
Automobiles - 8.1%
Rivian Automotive, Inc. Class A2,3	232,370	3,871,284
Broadline Retail - 2.1%
Amazon.com, Inc.[2]	7,494	976,918
Distributors - 2.3%
Pool Corp.[3]	2,900	1,086,456
Hotels, Restaurants & Leisure - 3.7%
Airbnb, Inc. Class A2,3	13,800	1,768,608
Specialty Retail - 6.3%
Advance Auto Parts, Inc.	1,717	120,705
Home Depot, Inc. (The)	1,148	356,615
Lowe's Cos., Inc.	1,853	418,222
Sally Beauty Holdings, Inc.[2,3]	170,000	2,099,500
		2,995,042
Textiles, Apparel & Luxury Goods - 3.4%
Levi Strauss & Co. Class A3	89,000	1,284,270
	Shares	Value
NIKE, Inc. Class B	3,025	$ 333,869
		1,618,139
Total Consumer Discretionary		12,316,447
Consumer Staples - 20.6%
Consumer Staples Distribution & Retail - 1.5%
Costco Wholesale Corp.	773	416,168
Target Corp.	2,234	294,664
		710,832
Food Products - 15.0%
Dole Plc	32,645	441,361
Lamb Weston Holdings, Inc.[3]	58,500	6,724,575
		7,165,936
Personal Care Products - 4.1%
Coty, Inc. Class A2,3	158,000	1,941,820
Total Consumer Staples		9,818,588
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Granite Ridge Resources, Inc.	1,081	7,167
Total Energy		7,167
Financials - 14.0%
Banks - 4.9%
Bank of America Corp.[3]	23,900	685,691
JPMorgan Chase & Co.	4,000	581,760
U.S. Bancorp	17,777	587,352
Wells Fargo & Co.[3]	11,700	499,356
		2,354,159
Capital Markets - 5.4%
Blue Owl Capital, Inc.[3]	72,000	838,800
Charles Schwab Corp. (The)[3]	12,200	691,496
Intercontinental Exchange, Inc.	6,664	753,565
S&P Global, Inc.	690	276,614
		2,560,475
Financial Services - 3.7%
PayPal Holdings, Inc.[2,3]	12,460	831,456
Visa, Inc. Class A	3,911	928,784
		1,760,240
Total Financials		6,674,874
Health Care - 8.6%
Health Care Equipment & Supplies - 5.4%
Align Technology, Inc.[2,3]	7,300	2,581,572
Health Care Providers & Services - 2.6%
Laboratory Corp. of America Holdings[3]	5,100	1,230,783
Pharmaceuticals - 0.6%
Johnson & Johnson	1,775	293,798
Total Health Care		4,106,153
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Schedule of Investments (continued)
June 30, 2023
	Shares	Value
Industrials - 8.9%
Aerospace & Defense - 0.5%
Boeing Co. (The)[2]	1,195	$ 252,336
Commercial Services & Supplies - 4.2%
ACV Auctions, Inc. Class A2	26,594	459,278
GFL Environmental, Inc. (Canada)	17,526	680,009
RB Global, Inc. (Canada)[3]	14,500	870,000
		2,009,287
Construction & Engineering - 1.1%
WillScot Mobile Mini Holdings Corp.[2,3]	10,700	511,353
Professional Services - 3.1%
Alight, Inc. Class A2	27,247	251,762
CACI International, Inc. Class A2	840	286,306
CoStar Group, Inc.[2,3]	8,100	720,900
Dun & Bradstreet Holdings, Inc.[4]	17,376	201,041
		1,460,009
Total Industrials		4,232,985
Information Technology - 28.2%
IT Services - 1.3%
Twilio, Inc. Class A2,3	9,700	617,114
Semiconductors & Semiconductor Equipment - 9.8%
Allegro MicroSystems, Inc. (Japan)[2]	6,690	301,987
GLOBALFOUNDRIES, Inc.[2]	4,200	271,236
Micron Technology, Inc.[3]	12,100	763,631
NVIDIA Corp.[3]	5,953	2,518,238
QUALCOMM, Inc.[3]	6,800	809,472
		4,664,564
Software - 14.9%
Alkami Technology, Inc.[2]	15,037	246,456
Microsoft Corp.	3,849	1,310,739
Salesforce, Inc.[2,3]	3,229	682,159
ServiceNow, Inc.[2,3]	3,500	1,966,895
Splunk, Inc.[2,3]	11,800	1,251,862
Zoom Video Communications, Inc. Class A2,3	24,300	1,649,484
		7,107,595
Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	5,388	1,045,110
Total Information Technology		13,434,383
Materials - 2.4%
Chemicals - 2.4%
Huntsman Corp.[3]	43,000	1,161,860
Total Materials		1,161,860
Real Estate - 7.1%
Office REITs - 0.6%
Alexandria Real Estate Equities, Inc.	2,549	289,286
	Shares	Value
Real Estate Management & Development - 4.5%
DigitalBridge Group, Inc.[3]	146,000	$ 2,147,660
Specialized REITs - 2.0%
American Tower Corp.	1,721	333,771
Equinix, Inc.	772	605,201
		938,972
Total Real Estate		3,375,918
Utilities - 1.9%
Independent Power & Renewable Electricity Producers - 1.9%
Vistra Corp.	33,609	882,236
Total Utilities		882,236
Total Common Stocks - 131.8% (Cost $56,745,473)		62,757,974
	Shares/ Principal Amount
Short-Term Investments - 11.3%
Money Market Funds - 11.3%
Goldman Sachs Financial Square Government Fund, Institutional Class, 5.02% (Cost $5,361,200)	5,361,200	5,361,200
Repurchase Agreements - 0.0%[5]
RBC Dominion Securities, Inc., dated 6/30/23, due 7/3/23, 5.00% total to be received $1,151 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 7/31/23 - 5/20/53, totaling $1,174) (Cost $1,151)	$ 1,151	1,151
Total Short-Term Investments - 11.3% (Cost $5,362,351)		5,362,351
Total Investments - 143.1% (Cost $62,107,824)		68,120,325
Liabilities in Excess of Other Assets - (43.1)%		(20,521,438)
Net Assets - 100.0%		$47,598,887

The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Schedule of Investments (continued)
June 30, 2023
Value
Call Options Written - (43.1)%
Total Call Options Written - (43.1)% (Premium received $(16,817,109))	$(20,532,771)
Plc—Public Limited Company
[1]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at year-end amounts to $1,417 and represents 0.00% of net assets.
[2]	Non-income producing securities.
[3]	Securities, or a portion thereof, were pledged as collateral for written options by the fund.
[4]	All or portion of this security is on loan at June 30, 2023. Total value of such securities at year-end amounts to $452,677 and represents 0.95% of net assets.
[5]	Cash collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Schedule of Investments (continued)
June 30, 2023
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
CoStar Group, Inc.	65.00	7/21/23	81	$ 720,900	$ (125,331)	$ (214,650)
ServiceNow, Inc.	250.00	8/18/23	10	561,970	(155,424)	(317,600)
DigitalBridge Group, Inc.	10.00	10/20/23	1,460	2,147,660	(627,290)	(919,800)
WillScot Mobile Mini Holdings Corp.	35.00	10/20/23	107	511,353	(127,297)	(171,200)
Pool Corp.	270.00	12/15/23	29	1,086,456	(300,894)	(340,170)
RB Global, Inc. (Canada)	48.92	12/15/23	145	870,000	(190,653)	(200,100)
Airbnb, Inc. Class A	65.00	1/19/24	98	1,255,968	(515,960)	(650,720)
Align Technology, Inc.	120.00	1/19/24	73	2,581,572	(733,917)	(1,766,600)
Bank of America Corp.	25.00	1/19/24	239	685,691	(228,501)	(119,022)
Blue Owl Capital, Inc.	7.50	1/19/24	720	838,800	(225,431)	(388,800)
Coty, Inc. Class A	7.00	1/19/24	1,580	1,941,820	(764,267)	(1,027,000)
Huntsman Corp.	25.00	1/19/24	430	1,161,860	(344,784)	(162,110)
Laboratory Corp. of America Holdings	210.00	1/19/24	51	1,230,783	(266,264)	(216,240)
Lamb Weston Holdings, Inc.	45.00	1/19/24	585	6,724,575	(994,441)	(4,293,900)
Levi Strauss & Co. Class A	20.00	1/19/24	890	1,284,270	(612,832)	(17,800)
Live Nation Entertainment, Inc.	50.00	1/19/24	263	2,396,193	(865,997)	(1,162,460)
PayPal Holdings, Inc.	60.00	1/19/24	93	620,589	(241,378)	(112,995)
Pinterest, Inc. Class A	10.00	1/19/24	200	546,800	(190,320)	(354,000)
QUALCOMM, Inc.	125.00	1/19/24	68	809,472	(166,543)	(63,036)
Salesforce, Inc.	110.00	1/19/24	15	316,890	(74,987)	(159,675)
Sally Beauty Holdings, Inc.	12.50	1/19/24	1,700	2,099,500	(1,342,714)	(297,500)
ServiceNow, Inc.	300.00	1/19/24	9	505,773	(163,866)	(250,560)
Splunk, Inc.	90.00	1/19/24	118	1,251,862	(440,686)	(280,840)
Twilio, Inc. Class A	70.00	1/19/24	97	617,114	(485,616)	(81,480)
Zoom Video Communications, Inc. Class A	70.00	1/19/24	243	1,649,484	(1,253,662)	(229,878)
Airbnb, Inc. Class A	70.00	6/21/24	40	512,640	(194,781)	(259,400)
Alphabet, Inc. Class C	68.00	6/21/24	58	701,626	(182,094)	(348,000)
Charles Schwab Corp. (The)	27.50	6/21/24	122	691,496	(406,057)	(375,760)
Micron Technology, Inc.	45.00	6/21/24	59	372,349	(143,765)	(132,455)
NVIDIA Corp.	125.00	6/21/24	26	1,099,852	(153,216)	(806,000)
Rivian Automotive, Inc. Class A	5.00	6/21/24	2,282	3,801,812	(3,261,407)	(2,647,120)
Alphabet, Inc. Class C	70.00	1/17/25	63	762,111	(203,645)	(381,150)
Micron Technology, Inc.	45.00	1/17/25	62	391,282	(163,377)	(151,280)
Salesforce, Inc.	110.00	1/17/25	17	359,142	(99,945)	(194,650)
ServiceNow, Inc.	300.00	1/17/25	16	899,152	(251,749)	(478,240)
Wells Fargo & Co.	32.50	1/17/25	116	495,088	(150,707)	(157,180)
NVIDIA Corp.	135.00	6/20/25	26	1,099,852	(167,311)	(803,400)
				Total	$(16,817,109)	$(20,532,771)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments
June 30, 2023
	Shares	Value
Common Stocks - 87.2%
Communication Services - 5.3%
Entertainment - 0.5%
Reservoir Media, Inc.[1,2]	656,424	$ 3,951,672
Interactive Media & Services - 4.0%
Angi, Inc.[1,2]	727,416	2,400,473
Cargurus, Inc.[1]	815,079	18,445,238
ZipRecruiter, Inc. Class A1	630,154	11,191,535
		32,037,246
Media - 0.8%
TechTarget, Inc.[1]	195,329	6,080,592
Total Communication Services		42,069,510
Consumer Discretionary - 14.0%
Automobile Components - 2.4%
Atmus Filtration Technologies, Inc.[1,2]	324,563	7,127,403
Stoneridge, Inc.[1]	635,807	11,984,962
		19,112,365
Broadline Retail - 0.6%
Savers Value Village, Inc.[1]	189,224	4,484,609
Diversified Consumer Services - 1.9%
Frontdoor, Inc.[1]	246,106	7,850,781
Grand Canyon Education, Inc.[1]	71,991	7,430,191
		15,280,972
Hotels, Restaurants & Leisure - 3.9%
Everi Holdings, Inc.[1]	709,714	10,262,465
NeoGames S.A. (Israel)[1]	428,025	11,180,013
PlayAGS, Inc.[1]	1,566,599	8,851,284
		30,293,762
Leisure Products - 0.5%
Clarus Corp.	457,184	4,178,662
Specialty Retail - 2.2%
Farfetch Ltd. Class A (United Kingdom)[1,2]	713,361	4,308,700
National Vision Holdings, Inc.[1,2]	209,489	5,088,488
Sally Beauty Holdings, Inc.[1]	623,554	7,700,892
		17,098,080
Textiles, Apparel & Luxury Goods - 2.5%
Canada Goose Holdings, Inc. (Canada)[1,2]	326,975	5,820,155
Skechers U.S.A., Inc. Class A1	259,071	13,642,679
		19,462,834
Total Consumer Discretionary		109,911,284
Consumer Staples - 2.9%
Personal Care Products - 1.0%
Beauty Health Co. (The)[1,2]	924,160	7,735,219
	Shares	Value
Tobacco - 1.9%
Turning Point Brands, Inc.	632,256	$ 15,180,467
Total Consumer Staples		22,915,686
Energy - 0.8%
Energy Equipment & Services - 0.1%
NCS Multistage Holdings, Inc.[1]	45,835	811,738
Oil, Gas & Consumable Fuels - 0.7%
Viper Energy Partners LP	197,482	5,298,442
Total Energy		6,110,180
Financials - 3.8%
Capital Markets - 2.5%
FinServ Acquisition Corp. Class A1,2	816,667	8,354,504
FinServ Acquisition Corp. Acquisition Date: 2/22/23, Cost $0[1,3,4]	133,333	1,159,397
FinServ Acquisition Corp. Founder Shares Acquisition Date: 2/22/21, Cost $0[1,3,4]	83,333	378,332
FinServ Acquisition Corp. Private Placement Units Acquisition Date: 2/12/21, Cost $208,330[1,3,4]	20,833	94,582
WisdomTree, Inc.	1,433,384	9,833,014
		19,819,829
Financial Services - 1.3%
International Money Express, Inc.[1]	406,591	9,973,677
Total Financials		29,793,506
Health Care - 21.3%
Biotechnology - 5.4%
4D Molecular Therapeutics, Inc.[1]	228,948	4,137,090
Centrexion Therapeutics Corp. (Dividend Shares) Acquisition Date: 3/14/19, Cost $0[1,3,4]	17,318	0
Inhibrx, Inc.[1,2]	217,390	5,643,444
Kiniksa Pharmaceuticals Ltd. Class A1	416,259	5,860,927
Nuvalent, Inc. Class A1,2	170,731	7,199,726
ORIC Pharmaceuticals, Inc.[1,2]	630,618	4,893,596
Relay Therapeutics, Inc.[1]	252,674	3,173,586
SpringWorks Therapeutics, Inc.[1,2]	204,060	5,350,453
Veracyte, Inc.[1]	242,484	6,176,068
		42,434,890
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2023
	Shares	Value
Health Care Equipment & Supplies - 10.2%
Axogen, Inc.[1]	341,327	$ 3,116,316
Merit Medical Systems, Inc.[1]	179,747	15,034,039
Nevro Corp. [1]	165,033	4,195,139
Omnicell, Inc.[1]	74,087	5,457,989
Paragon 28, Inc.[1]	452,766	8,032,069
QuidelOrtho Corp.[1,2]	282,251	23,387,318
Sight Sciences, Inc.[1,2]	518,039	4,289,363
Silk Road Medical, Inc.[1]	224,512	7,294,395
Sonendo, Inc.[1]	3,904,929	5,310,703
TransMedics Group, Inc.[1,2]	52,989	4,450,016
		80,567,347
Health Care Providers & Services - 2.0%
HealthEquity, Inc.[1]	166,722	10,526,827
Pediatrix Medical Group, Inc.[1]	378,538	5,379,025
		15,905,852
Health Care Technology - 1.4%
Certara, Inc.[1,2]	424,459	7,729,398
Definitive Healthcare Corp.[1]	255,953	2,815,483
		10,544,881
Life Sciences Tools & Services - 0.8%
MaxCyte, Inc.[1]	1,295,574	5,946,685
Pharmaceuticals - 1.5%
Arvinas, Inc.[1]	166,750	4,138,735
Capsule Corp. Acquisition Date: 4/8/21, Cost $2,000,000[1,3,4]	138,011	35,883
DICE Therapeutics, Inc.[1]	166,500	7,735,590
		11,910,208
Total Health Care		167,309,863
Industrials - 28.0%
Aerospace & Defense - 1.2%
Byrna Technologies, Inc.[1,2]	894,279	4,480,338
Rocket Lab U.S.A., Inc.[1,2]	826,453	4,958,718
		9,439,056
Air Freight & Logistics - 1.2%
Forward Air Corp.	91,221	9,679,460
Commercial Services & Supplies - 10.3%
ACV Auctions, Inc. Class A1	1,160,842	20,047,741
Cimpress Plc (Ireland)[1]	129,431	7,698,556
Heritage-Crystal Clean, Inc.[1]	451,749	17,071,595
RB Global, Inc. (Canada)	405,128	24,307,680
SP Plus Corp.[1]	306,697	11,994,920
		81,120,492
Ground Transportation - 0.5%
Heartland Express, Inc.	226,926	3,723,856
Machinery - 3.3%
John Bean Technologies Corp.	65,474	7,941,996
	Shares	Value
Kadant, Inc.	36,825	$ 8,178,833
Tennant Co.	115,550	9,372,260
		25,493,089
Marine Transportation - 3.6%
Kirby Corp.[1]	158,082	12,164,410
Matson, Inc.[2]	211,851	16,467,178
		28,631,588
Professional Services - 5.3%
Alight, Inc. Class A1	2,583,605	23,872,510
Forrester Research, Inc.[1]	235,799	6,859,393
Legalzoom.com, Inc.[1]	925,328	11,177,962
		41,909,865
Trading Companies & Distributors - 2.6%
Hudson Technologies, Inc.[1]	2,116,139	20,357,257
Total Industrials		220,354,663
Information Technology - 9.7%
Electronic Equipment, Instruments & Components - 1.6%
Mirion Technologies, Inc.[1,2]	1,541,735	13,027,661
Semiconductors & Semiconductor Equipment - 1.3%
Allegro MicroSystems, Inc. (Japan)[1]	219,164	9,893,063
Software - 6.8%
8x8, Inc.[1]	1,074,796	4,546,387
Alkami Technology, Inc.[1]	972,159	15,933,686
Clearwater Analytics Holdings, Inc. Class A1	246,526	3,912,368
Consensus Cloud Solutions, Inc.[1,2]	478,004	14,818,124
Monday.com Ltd.[1]	41,138	7,043,648
PagerDuty, Inc.[1]	327,722	7,367,190
		53,621,403
Total Information Technology		76,542,127
Materials - 0.8%
Containers & Packaging - 0.8%
Ranpak Holdings Corp.[1]	1,388,518	6,276,101
Total Materials		6,276,101
Utilities - 0.6%
Water Utilities - 0.6%
Pure Cycle Corp.[1]	442,773	4,870,503
Total Utilities		4,870,503
Total Common Stocks - 87.2% (Cost $566,641,529)		686,153,423

The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2023
	Shares	Value
Warrants - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
FinServ Acquisition Corp. Strike Price $11.50, Expires 2/17/26[1]	204,166	$ 4,390
Total Financials		4,390
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Beta Bionics, Inc. Strike Price $0.01, Expires 2/16/32[1,3,4]	2,157	129,161
Total Health Care		129,161
Total Warrants - 0.0% (Cost $252,051)		133,551
Preferred Stocks - 4.7%
Communication Services - 1.3%
Specialty Retail - 1.3%
Evolve Vacation Rental Network, Inc. Series 8 Acquisition Date: 6/15/18, Cost $3,999,999[1,3,4]	470,013	9,733,969
Total Communication Services		9,733,969
Health Care - 1.7%
Biotechnology - 1.0%
Centrexion Therapeutics Corp. Acquisition Date: 12/18/17, Cost $2,995,007[1,3,4]	1,663,893	116,472
DNA Script Series C Acquisition Date: 10/8/21, Cost $3,431,721[1,3,4]	3,955	1,970,025
Neurogene, Inc. Series B Acquisition Date: 3/4/22, Cost $3,000,000[1,3,4]	1,229,508	3,000,000
YAP Therapeutics, Inc. Series B Acquisition Date: 1/12/22, Cost $3,000,005[1,3,4]	64,544	3,006,459
		8,092,956
Health Care Equipment & Supplies - 0.6%
Adagio Medical, Inc. Series E Acquisition Date: 11/9/20, Cost $4,000,003[1,3,4]	176,913	2,273,332
Beta Bionics, Inc. Series B Acquisition Date: 10/9/18, Cost $3,999,976[1,3,4]	26,631	1,692,400
	Shares	Value
Beta Bionics, Inc. Series C Acquisition Date: 2/16/22, Cost $959,987 [1,3,4]	8,628	$ 516,731
		4,482,463
Health Care Providers & Services - 0.1%
Binx Health, Inc. Series E Acquisition Date: 5/26/21, Cost $6,500,041[1,3,4]	24,179	1,089,264
Total Health Care		13,664,683
Information Technology - 1.0%
IT Services - 0.5%
Skyryse, Inc. Series B Acquisition Date: 10/21/21, Cost $4,184,983[1,3,4]	169,570	4,281,643
Software - 0.5%
Dataminr, Inc. Series F Acquisition Date: 3/22/21, Cost $5,655,320 [1,3,4]	128,530	3,736,367
Total Information Technology		8,018,010
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
Apartment List, Inc. Series D Acquisition Date: 12/21/20 - 12/24/20, Cost $5,999,998[1,3,4]	1,642,485	5,338,076
Total Real Estate		5,338,076
Total Preferred Stocks - 4.7% (Cost $47,727,039)		36,754,738
Private Investment Fund - 0.3%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20, Cost $2,917,695[1,3,5]	2,918	2,784,415
Total Private Investment Fund - 0.3% (Cost $2,917,695)		2,784,415
Shares/ Principal Amount
Short-Term Investments - 10.2%
Money Market Funds - 8.0%
Goldman Sachs Financial Square Government Fund, Institutional Class, 5.02% (Cost $62,547,259)	62,547,259	62,547,259

The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2023
	Shares/ Principal Amount	Value
Repurchase Agreements - 2.2%[6]
Bank of America Securities, Inc., dated 6/30/23, due 7/3/23, 5.06% total to be received $4,187,614 (collateralized by various U.S. Government Sponsored Agency, 2.00% - 6.50%, 4/1/35 - 9/1/61, totaling $4,269,566)	$ 4,185,849	$ 4,185,849
Citigroup Global Markets, Inc., dated 6/30/23, due 7/3/23, 5.07% total to be received $4,187,618 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 10/31/24 - 8/20/67, totaling $4,269,566)	4,185,849	4,185,849
Daiwa Capital Markets America, Inc., dated 6/30/23, due 7/3/23, 5.07% total to be received $4,187,618 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 7/27/23 - 7/1/53, totaling $4,269,566)	4,185,849	4,185,849
Nomura Securities International, Inc., dated 6/30/23, due 7/3/23, 5.05% total to be received $768,214 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 6.50%, 9/1/29 - 2/1/57, totaling $783,250)	767,891	767,891
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 6/30/23, due 7/3/23, 5.06% total to be received $4,187,614 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.50%, 7/31/23 - 5/20/53, totaling $4,269,566)	$ 4,185,849	$ 4,185,849
Total Repurchase Agreements (Cost $17,511,287)		17,511,287
Total Short-Term Investments - 10.2% (Cost $80,058,546)		80,058,546
Total Investments - 102.4% (Cost $697,596,860)		805,884,673
Liabilities in Excess of Other Assets - (2.4)%		(18,923,650)
Net Assets - 100.0%		$786,961,023

The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2023
Plc—Public Limited Company
S.A.—Société Anonyme is the French term for a public limited company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2023. Total value of such securities at year-end amounts to $32,603,217 and represents 4.14% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at year-end amounts to $41,336,508 and represents 5.25% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Quail Investment Holdings, LLC is a limited liability company that was organized to invest solely in Qumulo, Inc Series E Preferred Stock. The value of Qumulo, Inc. is substantially the same as Quail Investment Holdings, LLC.
[6]	Cash collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2023	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Hedged Equity Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,443,034,605	$621,639,047	$68,119,174	$788,373,386
Repurchase agreements[3]	25,910,430	19,014,335	1,151	17,511,287
Receivables and other assets:
Fund shares purchased	175,016	2,913	10	373,294
Investments sold	15,826,377	427,979	—	3,709,969
Dividends	581,682	856,285	46,151	371,912
Securities lending interest	33,355	17,691	428	10,888
Prepaid expenses	59,623	41,518	28,096	41,379
Total Assets	1,485,621,088	641,999,768	68,195,010	810,392,115

Liabilities
Collateral held for securities on loan	25,910,430	19,014,335	1,151	17,511,287
Options written at value[4]	—	—	20,532,771	—
Payables and other accrued expenses:
Fund shares sold	651,670	54,685	—	431,411
Investments purchased	1,624,169	5,862,299	—	4,627,558
Investment management fees	885,637	499,510	22,180	605,617
Distribution and service plan fees	1,453	945	310	6,090
Professional fees	99,584	49,233	29,969	105,719
Transfer agent fees	64,686	43,051	2,803	76,053
Other	52,633	25,034	6,939	67,357
Total Liabilities	29,290,262	25,549,092	20,596,123	23,431,092
Net Assets	$1,456,330,826	$616,450,676	$47,598,887	$786,961,023

Net Assets Consist of
Paid-in capital	$1,303,642,407	$466,695,102	$45,013,994	$778,819,139
Accumulated earnings	152,688,419	149,755,574	2,584,893	8,141,884
Net Assets	$1,456,330,826	$616,450,676	$47,598,887	$786,961,023
[1] Investments at cost	$1,145,612,098	$498,490,606	$62,106,673	$680,085,573

[2]	Including securities on loan valued at $39,493,848, $39,584,287, $452,677 and $32,603,217 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost are $25,910,430, $19,014,335, $1,151 and $17,511,287, respectively.
[4]	Written options, premium received of $—, $—, $16,817,109 and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2023	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Hedged Equity Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$930,492,528	$596,928,495	$43,992,758	$ 30,447,199
Shares outstanding[5]	27,205,074	15,843,238	3,517,507	2,535,918
Net Asset value per share (offering and redemption price)	$ 34.20	$ 37.68	$ 12.51	$ 12.01
Institutional Class
Net Assets	$488,196,414	$ —	$ —	$300,507,094
Shares outstanding[5]	14,265,281	—	—	24,758,973
Net Asset value per share (offering and redemption price)	$ 34.22	$ —	$ —	$ 12.14
Class A
Net Assets	$ 3,414,113	$ 2,451,440	$ 1,414,165	$ 14,666,693
Shares outstanding[5]	106,401	67,850	116,856	1,288,852
Net Asset value per share (offering and redemption price)	$ 32.09	$ 36.13	$ 12.10	$ 11.38
Class C
Net Assets	$ 961,099	$ 583,314	$ 23,970	$ 3,374,118
Shares outstanding[5]	31,832	17,077	2,059	322,535
Net Asset value per share (offering and redemption price)	$ 30.19	$ 34.16	$ 11.64	$ 10.46
Investor Class
Net Assets	$ 33,266,672	$ 16,487,427	$ 2,167,994	$437,965,919
Shares outstanding[5]	989,469	443,000	174,085	36,840,161
Net Asset value per share (offering and redemption price)	$ 33.62	$ 37.22	$ 12.45	$ 11.89

[5]	500,000,000 shares authorized, $0.01 par value.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2023	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Hedged Equity Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 7,735,852	$ 9,258,991	$ 722,102	$ 3,461,326
Foreign taxes withheld	(240,577)	(86,394)	(26,197)	(135,868)
Securities lending	630,995	382,043	8,418	162,382
Total investment income	8,126,270	9,554,640	704,323	3,487,840

Expenses
Investment management fees	10,780,084	5,993,922	438,284	7,781,227
Custodian fees	143,188	59,722	10,836	100,173
Distribution and service plan fees:
Class A	7,318	5,841	3,589	45,097
Class C	12,277	4,776	531	37,904
Directors' fees	193,220	81,558	6,820	105,599
Pricing fees	175,011	88,377	24,141	150,619
Audit and tax fees	61,608	33,470	27,668	99,566
Legal fees	69,503	34,622	2,278	50,377
Registration and filing fees	100,829	84,473	79,719	111,651
Shareholder communications fees	160,378	79,319	29,913	170,926
Transfer agent fees	629,912	387,453	29,947	710,985
Miscellaneous expenses	120,234	65,172	12,494	76,514
Total expenses excluding interest expenses	12,453,562	6,918,705	666,220	9,440,638
Interest expenses	—	131	—	—
Total expenses	12,453,562	6,918,836	666,220	9,440,638
Less waivers and/or reimbursements (Note 6)	—	(135)	(35,268)	(153,039)
Net expenses	12,453,562	6,918,701	630,952	9,287,599
Net investment income (loss)	(4,327,292)	2,635,939	73,371	(5,799,759)

Realized and Unrealized Gain (Loss)
Net realized gain/(loss) on investments and foreign currency transactions	(132,453,682)	27,152,375	(1,881,456)	(71,349,266)
Net realized gain on written options	—	—	3,080,936	—
Net change in unrealized appreciation on investments and foreign currency translations	328,287,475	56,817,111	13,590,431	191,258,547
Net change in unrealized depreciation on written options	—	—	(9,550,596)	—
Total realized and unrealized gain	195,833,793	83,969,486	5,239,315	119,909,281
Net increase in net assets resulting from operations	$ 191,506,501	$86,605,425	$ 5,312,686	$114,109,522
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Operations
Net investment income/(loss)	$ (4,327,292)	$ (8,489,541)	$ 2,635,939	$ (199,564)
Net realized gain/(loss)	(132,453,682)	254,714,493	27,152,375	68,472,165
Net change in unrealized appreciation/(depreciation)	328,287,475	(849,474,577)	56,817,111	(188,597,170)
Net increase/(decrease) in net assets resulting from operations	191,506,501	(603,249,625)	86,605,425	(120,324,569)

Distributions to Shareholders:
Legacy Class	(107,518,469)	(194,054,079)	(58,613,137)	(91,794,387)
Institutional Class	(48,923,168)	(81,802,242)	—	—
Class A	(376,445)	(837,322)	(261,059)	(361,504)
Class C	(173,743)	(378,203)	(48,333)	(50,641)
Investor Class	(4,133,336)	(8,081,484)	(1,488,090)	(1,202,076)
Decrease in net assets from distributions	(161,125,161)	(285,153,330)	(60,410,619)	(93,408,608)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	(5,051,610)	84,308,728	16,153,710	47,836,902
Total increase/(decrease) in net assets	25,329,730	(804,094,227)	42,348,516	(165,896,275)

Net Assets
Beginning of Year	1,431,001,096	2,235,095,323	574,102,160	739,998,435
End of Year	$1,456,330,826	$1,431,001,096	$616,450,676	$ 574,102,160
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Hedged Equity Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Operations
Net investment income/(loss)	$ 73,371	$ (181,352)	$ (5,799,759)	$ (10,744,607)
Net realized gain/(loss)	1,199,480	6,506,114	(71,349,266)	241,196,306
Net change in unrealized appreciation/(depreciation)	4,039,835	(14,051,577)	191,258,547	(635,547,919)
Net increase/(decrease) in net assets resulting from operations	5,312,686	(7,726,815)	114,109,522	(405,096,220)

Distributions to Shareholders:
Legacy Class	(3,856,611)	(12,274,693)	(2,861,579)	(9,963,768)
Institutional Class	—	—	(32,231,867)	(112,922,342)
Class A	(113,612)	(463,710)	(2,366,555)	(8,338,772)
Class C	(5,065)	(8,835)	(505,652)	(1,873,343)
Investor Class	(176,493)	(413,786)	(51,135,572)	(162,733,487)
Decrease in net assets from distributions	(4,151,781)	(13,161,024)	(89,101,225)	(295,831,712)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	(4,131,845)	6,808,736	(52,247,187)	(102,115,956)
Total decrease in net assets	(2,970,940)	(14,079,103)	(27,238,890)	(803,043,888)

Net Assets
Beginning of Year	50,569,827	64,648,930	814,199,913	1,617,243,801
End of Year	$47,598,887	$ 50,569,827	$786,961,023	$ 814,199,913
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 33.95	$ 55.49	$ 35.86	$ 39.69	$ 45.05
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.21)	(0.24)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	4.46	(13.93)	20.29	(0.23)	0.12
Net increase (decrease) from investment operations	4.35	(14.14)	20.05	(0.28)	0.09
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.02)
Distributions from net realized capital gains	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Total distributions to shareholders	(4.10)	(7.40)	(0.42)	(3.55)	(5.45)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 34.20	$ 33.95	$ 55.49	$ 35.86	$ 39.69
Total return	14.67%	(29.20)%	56.11%	(1.40)% [3]	2.98% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.31)% [4]	(0.43)% [4]	(0.51)% [4]	(0.12)%	(0.06)%
Ratio of expenses to average net assets	0.88% [4]	0.85% [4]	0.84% [4]	0.85%	0.85%

Supplemental Data
Net Assets, End of Year (000's)	$930,493	$ 962,311	$1,503,022	$1,095,062	$1,307,172
Portfolio Turnover Rate	47%	42%	30%	47%	35%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Institutional Class	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 33.96	$ 55.48	$ 35.85	$ 39.67	$ 45.03
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.19)	(0.23)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	4.45	(13.93)	20.28	(0.24)	0.12
Net increase (decrease) from investment operations	4.36	(14.12)	20.05	(0.27)	0.10
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.03)
Distributions from net realized capital gains	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Total distributions to shareholders	(4.10)	(7.40)	(0.42)	(3.55)	(5.46)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 34.22	$ 33.96	$ 55.48	$ 35.85	$ 39.67
Total return	14.69%	(29.17)%	56.13%	(1.38)%	3.00%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.27)% [3]	(0.40)% [3]	(0.49)% [3]	(0.09)%	(0.05)%
Ratio of expenses to average net assets	0.85% [3]	0.82% [3]	0.82% [3]	0.82%	0.83%

Supplemental Data
Net Assets, End of Year (000's)	$488,196	$ 422,429	$660,985	$455,636	$367,627
Portfolio Turnover Rate	47%	42%	30%	47%	35%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 32.16	$ 53.12	$ 34.45	$ 38.38	$ 43.88
Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.34)	(0.37)	(0.16)	(0.13)
Net realized and unrealized gain (loss)	4.20	(13.22)	19.46	(0.22)	0.06
Net increase (decrease) from investment operations	4.03	(13.56)	19.09	(0.38)	(0.07)
Less distributions to shareholders:
Distributions from net realized capital gains	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Total distributions to shareholders	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Redemption fees	0.00	0.00	0.00 [2]	0.00 [2]	0.00
Net asset value, end of year	$ 32.09	$ 32.16	$ 53.12	$ 34.45	$ 38.38
Total return[3]	14.48%	(29.43)%	55.62%	(1.72)% [4]	2.64% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.52)% [5]	(0.75)% [5]	(0.82)% [5]	(0.45)%	(0.32)%
Ratio of expenses to average net assets	1.08% [5]	1.17% [5]	1.16% [5]	1.17%	1.15%

Supplemental Data
Net Assets, End of Year (000's)	$ 3,414	$ 4,163	$ 6,045	$ 4,731	$ 6,707
Portfolio Turnover Rate	47%	42%	30%	47%	35%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class C	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 30.73	$ 51.42	$ 33.60	$ 37.76	$ 43.56
Income (loss) from investment operations:
Net investment loss[1]	(0.39)	(0.64)	(0.66)	(0.40)	(0.43)
Net realized and unrealized gain (loss)	3.95	(12.65)	18.90	(0.21)	0.06
Net increase (decrease) from investment operations	3.56	(13.29)	18.24	(0.61)	(0.37)
Less distributions to shareholders:
Distributions from net realized capital gains	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Total distributions to shareholders	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$ 30.19	$ 30.73	$ 51.42	$ 33.60	$ 37.76
Total return[2]	13.56%	(29.91)%	54.49%	(2.40)% [3]	1.94% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.30)% [4]	(1.44)% [4]	(1.53)% [4]	(1.15)%	(1.08)%
Ratio of expenses to average net assets	1.84% [4]	1.87% [4]	1.87% [4]	1.87%	1.87%

Supplemental Data
Net Assets, End of Year (000's)	$ 961	$ 1,459	$ 2,899	$ 2,188	$ 2,914
Portfolio Turnover Rate	47%	42%	30%	47%	35%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Excludes the effects of any sales charges.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.arrowmarkpartners.com/meridian/

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 33.46	$ 54.83	$ 35.46	$ 39.29	$ 44.66
Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.23)	(0.20)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	4.39	(13.74)	19.99	(0.23)	0.13
Net increase (decrease) from investment operations	4.26	(13.97)	19.79	(0.28)	0.07
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(4.10)	(7.40)	(0.42)	(3.55)	(5.43)
Total distributions to shareholders	(4.10)	(7.40)	(0.42)	(3.55)	(5.44)
Redemption fees	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 33.62	$ 33.46	$ 54.83	$ 35.46	$ 39.29
Total return	14.61%	(29.25)%	56.01%	(1.42)% [3]	2.95% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.38)% [4]	(0.50)% [4]	(0.47)% [4]	(0.13)%	(0.14)%
Ratio of expenses to average net assets	0.94% [4]	0.92% [4]	0.87% [4]	0.86%	0.87%

Supplemental Data
Net Assets, End of Year (000's)	$ 33,267	$ 40,639	$ 62,145	$280,414	$362,613
Portfolio Turnover Rate	47%	42%	30%	47%	35%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 36.27	$ 50.21	$ 31.63	$ 35.91	$ 45.23
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	(0.01)	(0.04)	0.16	0.20
Net realized and unrealized gain (loss)	5.17	(7.44)	20.68	(1.64)	(1.63)
Net increase (decrease) from investment operations	5.33	(7.45)	20.64	(1.48)	(1.43)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.94)	(0.31)	(0.49)
Distributions from net realized capital gains	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)
Total distributions to shareholders	(3.92)	(6.49)	(2.06)	(2.80)	(7.89)
Redemption fees	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 37.68	$ 36.27	$ 50.21	$ 31.63	$ 35.91
Total return	15.71%	(17.18)%	66.77%	(4.90)%	(0.05)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.44%	(0.03)%	(0.11)%	0.47%	0.51%
Ratio of expenses to average net assets	1.15%	1.12%	1.11%	1.13%	1.12%

Supplemental Data
Net Assets, End of Year (000's)	$596,928	$ 560,554	$730,712	$483,573	$592,899
Portfolio Turnover Rate	54%	57%	72%	76%	57%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 35.04	$ 48.85	$ 30.83	$ 34.94	$ 44.26
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	(0.17)	(0.21)	0.01	0.05
Net realized and unrealized gain (loss)	4.96	(7.17)	20.17	(1.57)	(1.60)
Net increase (decrease) from investment operations	5.01	(7.34)	19.96	(1.56)	(1.55)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.82)	(0.06)	(0.37)
Distributions from net realized capital gains	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)
Total distributions to shareholders	(3.92)	(6.49)	(1.94)	(2.55)	(7.77)
Redemption fees	0.00	0.02	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 36.13	$ 35.04	$ 48.85	$ 30.83	$ 34.94
Total return[3]	15.33%	(17.40)%	66.22%	(5.22)%	(0.42)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.13%	(0.38)%	(0.51)%	0.04%	0.12%
Ratio of expenses to average net assets	1.46%	1.46%	1.43%	1.48%	1.48%

Supplemental Data
Net Assets, End of Year (000's)	$ 2,451	$ 2,057	$ 3,403	$ 1,648	$ 4,572
Portfolio Turnover Rate	54%	57%	72%	76%	57%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class C	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 33.56	$ 47.38	$ 30.13	$ 34.37	$ 43.77
Income (loss) from investment operations:
Net investment loss[1]	(0.20)	(0.43)	(0.53)	(0.17)	(0.18)
Net realized and unrealized gain (loss)	4.72	(6.91)	19.69	(1.58)	(1.60)
Net increase (decrease) from investment operations	4.52	(7.34)	19.16	(1.75)	(1.78)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.79)	0.00	(0.22)
Distributions from net realized capital gains	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)
Total distributions to shareholders	(3.92)	(6.49)	(1.91)	(2.49)	(7.62)
Redemption fees	0.00 [2]	0.01	0.00	0.00	0.00
Net asset value, end of year	$ 34.16	$ 33.56	$ 47.38	$ 30.13	$ 34.37
Total return[3]	14.50%	(18.01)%	65.03%	(5.86)% [4]	(1.06)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.59)%	(1.06)%	(1.27)%	(0.55)%	(0.50)%
Ratio of expenses to average net assets:
Total expenses	2.23%	2.19%	2.16%	2.17%	2.14%
After fees waived[5]	2.20%	2.19%	2.16%	2.17%	2.14%

Supplemental Data
Net Assets, End of Year (000's)	$ 583	$ 403	$ 193	$ 49	$ 49
Portfolio Turnover Rate	54%	57%	72%	76%	57%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.arrowmarkpartners.com/meridian/

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 35.89	$ 49.77	$ 31.37	$ 35.63	$ 44.90
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	(0.05)	(0.11)	0.12	0.18
Net realized and unrealized gain (loss)	5.09	(7.34)	20.54	(1.61)	(1.63)
Net increase (decrease) from investment operations	5.25	(7.39)	20.43	(1.49)	(1.45)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.91)	(0.28)	(0.42)
Distributions from net realized capital gains	(3.92)	(6.49)	(1.12)	(2.49)	(7.40)
Total distributions to shareholders	(3.92)	(6.49)	(2.03)	(2.77)	(7.82)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of year	$ 37.22	$ 35.89	$ 49.77	$ 31.37	$ 35.63
Total return	15.65%	(17.21)%	66.65%	(4.96)%	(0.11)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.43%	(0.11)%	(0.28)%	0.37%	0.45%
Ratio of expenses to average net assets	1.19%	1.18%	1.19%	1.19%	1.18%

Supplemental Data
Net Assets, End of Year (000's)	$ 16,487	$ 11,088	$ 5,690	$ 1,936	$ 3,484
Portfolio Turnover Rate	54%	57%	72%	76%	57%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 12.26	$ 17.80	$ 15.17	$ 18.42	$ 18.64
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	(0.04)	(0.05)	(0.02)	(0.13)
Net realized and unrealized gain (loss)	1.28	(1.74)	4.82	2.65	1.55
Net increase (decrease) from investment operations	1.30	(1.78)	4.77	2.63	1.42
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.09)
Distributions from net realized capital gains	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Total distributions to shareholders	(1.05)	(3.76)	(2.14)	(5.88)	(1.64)
Redemption fees	0.00	0.00	0.00	0.00 [2]	0.00
Net asset value, end of year	$ 12.51	$ 12.26	$ 17.80	$ 15.17	$ 18.42
Total return	11.52%	(13.52)%	33.17%	15.86% [3]	11.20% [3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.16%	(0.29)%	(0.31)%	(0.12)%	(0.79)%
Ratio of expenses to average net assets:
Total expenses	1.33%	1.20%	1.25%	1.28%	1.58%
Before fees waived and excluding recoupment of past waived fees	1.33%	1.20%	1.24%	1.28%	1.58%
After fees waived and excluding recoupment of past waived fees[4]	1.25%	1.20%	1.24%	1.26%	1.58%
After fees waived and Excluding recoupment of past waived fees and interest and dividend expenses[4]	1.25%	1.20%	1.24%	1.25%	1.19%

Supplemental Data
Net Assets, End of Year (000's)	$ 43,993	$ 46,636	$ 60,565	$ 48,332	$ 60,306
Portfolio Turnover Rate	43%	74%	96%	140%	47%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 11.94	$ 17.48	$ 14.97	$ 18.31	$ 18.48
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.10)	(0.11)	(0.08)	(0.21)
Net realized and unrealized gain (loss)	1.23	(1.68)	4.76	2.61	1.59
Net increase (decrease) from investment operations	1.21	(1.78)	4.65	2.53	1.38
Less distributions to shareholders:
Distributions from net realized capital gains	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Total distributions to shareholders	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]
Net asset value, end of year	$ 12.10	$ 11.94	$ 17.48	$ 14.97	$ 18.31
Total return[3]	11.05%	(13.80)%	32.78%	15.39% [4]	10.87% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.20)%	(0.63)%	(0.66)%	(0.50)%	(1.27)%
Ratio of expenses to average net assets:
Total expenses	1.62%	1.54%	1.60%	1.64%	2.00%
Before fees waived and Before fees waived and excluding recoupment of past waived fees	1.62%	1.53%	1.57%	1.64%	2.00%
After fees waived and excluding recoupment of past waived fees[5]	1.60%	1.53%	1.57%	1.61%	2.00%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses[5]	1.60%	1.53%	1.57%	1.60%	1.55%

Supplemental Data
Net Assets, End of Year (000's)	$ 1,414	$ 1,844	$ 2,117	$ 1,770	$ 3,200
Portfolio Turnover Rate	43%	74%	96%	140%	47%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class C	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 11.57	$ 17.13	$ 14.76	$ 18.17	$ 18.44
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.15)	(0.17)	(0.11)	(0.27)
Net realized and unrealized gain (loss)	1.19	(1.65)	4.68	2.58	1.55
Net increase (decrease) from investment operations	1.12	(1.80)	4.51	2.47	1.28
Less distributions to shareholders:
Distributions from net realized capital gains	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Total distributions to shareholders	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$ 11.64	$ 11.57	$ 17.13	$ 14.76	$ 18.17
Total return[2]	10.60%	(14.23)%	32.27%	15.08%	10.31%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.60)%	(1.05)%	(1.05)%	(0.77)%	(1.60)%
Ratio of expenses to average net assets:
Total expenses	2.25%	2.17%	2.20%	2.25%	2.35%
Before fees waived and Excluding recoupment of past waived fees	2.25%	2.17%	2.20%	2.25%	2.32%
After fees waived and excluding recoupment of past waived fees[3]	2.00%	2.00%	2.00%	2.02%	2.32%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses[3]	2.00%	2.00%	2.00%	2.00%	1.97%

Supplemental Data
Net Assets, End of Year (000's)	$ 24	$ 58	$ 10	$ 30	$ 2
Portfolio Turnover Rate	43%	74%	96%	140%	47%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Excludes the effects of any sales charges.
[3]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.arrowmarkpartners.com/meridian/

Meridian Hedged Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 12.22	$ 17.76	$ 15.12	$ 18.40	$ 18.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.04)	(0.04)	(0.03)	(0.18)
Net realized and unrealized gain (loss)	1.27	(1.74)	4.81	2.62	1.60
Net increase (decrease) from investment operations	1.28	(1.78)	4.77	2.59	1.42
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.08)
Distributions from net realized capital gains	(1.05)	(3.76)	(2.14)	(5.88)	(1.55)
Total distributions to shareholders	(1.05)	(3.76)	(2.14)	(5.88)	(1.63)
Redemption fees	0.00	0.00	0.01	0.01	0.00 [2]
Net asset value, end of year	$ 12.45	$ 12.22	$ 17.76	$ 15.12	$ 18.40
Total return	11.38%	(13.55)%	33.37%	15.65%	11.22% [3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.09%	(0.27)%	(0.26)%	(0.17)%	(1.05)%
Ratio of expenses to average net assets:
Total expenses	1.33%	1.19%	1.20%	1.35%	1.70%
Excluding recoupment of past waived fees	1.33%	1.19%	1.20%	1.35%	1.70%
Excluding recoupment of past waived fees and interest and dividend expenses	1.33%	1.19%	1.20%	1.34%	1.22%

Supplemental Data
Net Assets, End of Year (000's)	$ 2,168	$ 2,031	$ 1,957	$ 1,681	$ 1,014
Portfolio Turnover Rate	43%	74%	96%	140%	47%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	65	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 11.82	$ 23.30	$ 14.71	$ 15.74	$ 18.03
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.16)	(0.15)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	1.81	(5.96)	9.13	(0.04)	(0.44)
Net increase (decrease) from investment operations	1.72	(6.12)	8.98	(0.10)	(0.51)
Less distributions to shareholders:
Distributions from net realized capital gains	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Total distributions to shareholders	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Redemption fees	0.00 [2]	0.00	0.00	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 12.01	$ 11.82	$ 23.30	$ 14.71	$ 15.74
Total return	16.25%	(32.39)%	61.51%	(1.17)%	(1.49)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.74)% [3]	(0.88)% [3]	(0.75)% [3]	(0.42)%	(0.41)%
Ratio of expenses to average net assets:
Total expenses	1.21% [3]	1.15% [3]	1.12% [3]	1.13%	1.12%
After fees waived[4]	1.20% [3]	1.15% [3]	1.12% [3]	1.13%	1.12%

Supplemental Data
Net Assets, End of Year (000's)	$ 30,447	$ 30,519	$ 41,481	$ 27,080	$ 41,637
Portfolio Turnover Rate	53%	45%	32%	40%	43%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	66	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Institutional Class	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 11.92	$ 23.44	$ 14.79	$ 15.81	$ 18.09
Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.15)	(0.14)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	1.83	(6.01)	9.18	(0.04)	(0.43)
Net increase (decrease) from investment operations	1.75	(6.16)	9.04	(0.10)	(0.50)
Less distributions to shareholders:
Distributions from net realized capital gains	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Total distributions to shareholders	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]
Net asset value, end of year	$ 12.14	$ 11.92	$ 23.44	$ 14.79	$ 15.81
Total return	16.38%	(32.36)%	61.59%	(1.09)%	(1.42)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.65)% [3]	(0.82)% [3]	(0.72)% [3]	(0.40)%	(0.41)%
Ratio of expenses to average net assets:
Total expenses	1.15% [3]	1.09% [3]	1.10% [3]	1.10%	1.10%
Before fees waived and excluding recoupment of past waived fees	1.15% [3]	1.09% [3]	1.09% [3]	1.10%	1.10%
After fees waived and excluding recoupment of past waived fees [4]	1.10% [3]	1.09% [3]	1.09% [3]	1.10%	1.09%

Supplemental Data
Net Assets, End of Year (000's)	$300,507	$ 316,076	$611,787	$587,095	$728,123
Portfolio Turnover Rate	53%	45%	32%	40%	43%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	67	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 11.31	$ 22.62	$ 14.33	$ 15.42	$ 17.76
Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.21)	(0.20)	(0.11)	(0.12)
Net realized and unrealized gain (loss)	1.72	(5.74)	8.88	(0.05)	(0.44)
Net increase (decrease) from investment operations	1.60	(5.95)	8.68	(0.16)	(0.56)
Less distributions to shareholders:
Distributions from net realized capital gains	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Total distributions to shareholders	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 11.38	$ 11.31	$ 22.62	$ 14.33	$ 15.42
Total return[3]	15.90%	(32.63)%	61.05%	(1.59)%	(1.81)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.04)% [5]	(1.22)% [5]	(1.10)% [5]	(0.80)%	(0.74)%
Ratio of expenses to average net assets	1.49% [5]	1.49% [5]	1.48% [5]	1.49%	1.44%

Supplemental Data
Net Assets, End of Year (000's)	$ 14,667	$ 20,946	$ 35,335	$ 33,878	$ 45,376
Portfolio Turnover Rate	53%	45%	32%	40%	43%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	68	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class C	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 10.59	$ 21.68	$ 13.84	$ 15.02	$ 17.46
Income (loss) from investment operations:
Net investment loss[1]	(0.19)	(0.31)	(0.32)	(0.21)	(0.24)
Net realized and unrealized gain (loss)	1.59	(5.42)	8.55	(0.04)	(0.42)
Net increase (decrease) from investment operations	1.40	(5.73)	8.23	(0.25)	(0.66)
Less distributions to shareholders:
Distributions from net realized capital gains	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Total distributions to shareholders	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Redemption fees	0.00 [2]	0.00	0.00	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 10.46	$ 10.59	$ 21.68	$ 13.84	$ 15.02
Total return[3]	15.03%	(33.10)%	59.94%	(2.25)%	(2.45)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.79)% [4]	(1.90)% [4]	(1.78)% [4]	(1.47)%	(1.45)%
Ratio of expenses to average net assets	2.22% [4]	2.17% [4]	2.16% [4]	2.18%	2.16%

Supplemental Data
Net Assets, End of Year (000's)	$ 3,374	$ 4,241	$ 8,324	$ 6,922	$ 13,255
Portfolio Turnover Rate	53%	45%	32%	40%	43%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Excludes the effects of any sales charges.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	69	www.arrowmarkpartners.com/meridian/

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$ 11.72	$ 23.17	$ 14.63	$ 15.70	$ 17.99
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.17)	(0.15)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	1.79	(5.92)	9.08	(0.05)	(0.42)
Net increase (decrease) from investment operations	1.70	(6.09)	8.93	(0.14)	(0.51)
Less distributions to shareholders:
Distributions from net realized capital gains	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Total distributions to shareholders	(1.53)	(5.36)	(0.39)	(0.93)	(1.78)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 11.89	$ 11.72	$ 23.17	$ 14.63	$ 15.70
Total return	16.21%	(32.44)%	61.51%	(1.43)% [3]	(1.50)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.79)% [4]	(0.94)% [4]	(0.80)% [4]	(0.59)%	(0.53)%
Ratio of expenses to average net assets	1.24% [4]	1.22% [4]	1.17% [4]	1.29%	1.22%

Supplemental Data
Net Assets, End of Year (000's)	$437,966	$ 442,418	$920,317	$666,635	$844,975
Portfolio Turnover Rate	53%	45%	32%	40%	43%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	70	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements
June 30, 2023

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Hedged Equity Fund (the “Hedged Equity Fund”) (formerly Meridian Enhanced Equity Fund), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of June 30, 2023, Institutional Class Shares of the Hedged Equity Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Effective November 1, 2018, direct initial purchases of Legacy Class Shares are permitted in the Hedged Equity Fund. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Legacy Class, Investor Class, Class A and Institutional Class Shares are subject to a 2% redemption fee on shares redeemed or exchanged that have been held for 60 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to front-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund, Contrarian Fund, and Hedged Equity Fund are to seek long-term growth of capital.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles ("U.S." GAAP"). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: Each Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution. The Funds may incur charges on cash overdrafts.
b.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
c.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the most recent sale price at the close of the options market in which the options trade. An exchange-traded option for which there is no close price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis. The Board has approved the designation of the Adviser as the valuation designee for the Funds.
The Funds' investment in an unregistered pooled investment vehicle (“Private Investment Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Private Investment Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Private Investment Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Private Investment Fund does not report a value to the Fund on a timely basis, the fair value of the Private Investment Fund shall be based on the most recent value reported by the Private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Private Investment Fund investment is subject to change at any time, without notice to investors, at the discretion of the Private Investment Fund manager or the Fund.
d.	Fair Value Measurements: As described in Note 1.c. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2023 is as follows:

Meridian Funds	72	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

	Level 1	Level 2	Level 3	Practical Expedient[1]	Total
Growth Fund

Common Stocks[2]	$ 1,266,834,114	—	$ 53,824	—	$ 1,266,887,938
Preferred Stocks[2]	—	—	37,177,544	—	37,177,544
Private Investment Fund	—	—	—	$ 3,853,432	3,853,432
Short-Term Investments	135,115,691	$ 25,910,430	—	—	161,026,121
Total Investments	$ 1,401,949,805	$ 25,910,430	$ 37,231,368	$ 3,853,432	$ 1,468,945,035
Contrarian Fund

Common Stocks[2]	$ 563,194,347	—	—	—	$ 563,194,347
Warrants[2]	585	—	—	—	585
Preferred Stocks[2]	—	—	$ 3,431,089	—	3,431,089
Rights[2]	—	—	328,635	—	328,635
Short-Term Investments	54,684,391	$ 19,014,335	—	—	73,698,726
Total Investments	$ 617,879,323	$ 19,014,335	$ 3,759,724	—	$ 640,653,382
Hedged Equity Fund
Assets:
Common Stocks[2]	$ 62,756,557	$ 1,417	—	—	$ 62,757,974
Short-Term Investments	5,361,200	1,151	—	—	5,362,351
Total Investments - Assets	$ 68,117,757	$ 2,568	—	—	$ 68,120,325
Liabilities:
Call Options Written	$ (3,938,721)	$ (16,594,050)	—	—	$ (20,532,771)
Total Investments - Liabilities	$ (3,938,721)	$ (16,594,050)	—	—	$ (20,532,771)
Small Cap Growth Fund

Common Stocks	$ 684,485,229	—	$ 1,668,194	—	$ 686,153,423
Warrants	4,390	—	129,161	—	133,551
Preferred Stocks	—	—	36,754,738	—	36,754,738
Private Investment Fund	—	—	—	$ 2,784,415	2,784,415
Short-Term Investments	62,547,259	$ 17,511,287	—	—	80,058,546
Total Investments	$ 747,036,878	$ 17,511,287	$ 38,552,093	$ 2,784,415	$ 805,884,673

Meridian Funds	73	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

[1]	Certain investments that are measured at fair value using the NAV Per Share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
[2]	See above Schedule of Investments for values in each industry.
The following is the fair value measurement of investments that are measured at NAV per Share (or its equivalent) as a practical expedient:
Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Fund[1]	$ 3,853,432	—	Subject to advisor approval	N/A

Small Cap Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Fund[1]	$ 2,784,415	—	Subject to advisor approval	N/A

[1]	Private Investment Fund investing generally consists of private partnerships which directly invest in various strategies to generate capital appreciation and/or income yield. These strategies may span across the capital stock and may include Private Equity, Private Credit, Venture Capital, Collateralized Loan Obligations, Asset-Backed Securities, Master Limited Partners and Direct Real Estate.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Growth Fund	Common Stocks	Preferred Stocks	Total Level 3
Investments in Securities
Beginning Balance July 1, 2022	$ —	$ 39,816,290	$ 39,816,290
Total Purchases	—	—	—
Transfers in1	2,999,993	—	2,999,993
Transfers out[1]	—	(2,999,993)	(2,999,993)
Change in unrealized Gain (Loss)	(2,946,169)	361,247	(2,584,922)
Ending Balance June 30, 2023	$ 53,824	$ 37,177,544	$ 37,231,368
Change in unrealized Gain (Loss) on investments still held at June 30, 2023	$ (2,946,169)	$ (727,989)	$ (3,674,158)

Meridian Funds	74	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

Contrarian Fund	Preferred Stocks	Rights	Total Level 3
Investments in Securities
Beginning Balance July 1, 2022	$ 2,003,198	$ —	$ 2,003,198
Total Purchases	3,000,000	—	3,000,000
Transfers in	—	— [2]	—
Transfers out	—	—	—
Change in unrealized Gain (Loss)	(1,572,109)	328,635	(1,243,474)
Ending Balance June 30, 2023	$ 3,431,089	$ 328,635	$ 3,759,724
Change in unrealized Gain (Loss) on investments still held at June 30, 2023	$ (1,572,109)	$ 328,635	$ (1,243,474)

Small Cap Growth Fund	Common Stocks	Preferred Stocks	Warrants	Total Level 3
Investments in Securities
Beginning Balance July 1, 2022	$ 512,494	$ 41,558,128	$ 195,424	$ 42,266,046
Total Purchases	—	—	—	—
Transfers in1	2,000,000	—	—	2,000,000
Transfers out[1]	—	(2,000,000)	—	(2,000,000)
Change in unrealized Gain (Loss)	(844,300)	(2,803,390)	(66,263)	(3,713,953)
Ending Balance June 30, 2023	$ 1,668,194	$ 36,754,738	$ 129,161	$ 38,552,093
Change in unrealized Gain (Loss) on investments still held at June 30, 2023	$ (844,300)	$ (3,529,547)	$ (66,263)	$ (4,440,110)

[1]	During the year ended June 30, 2023, certain Level 3 investments were transferred from preferred stock to common stock in the fair value hierarchy as a result of a corporate action.
[2]	During the year ended June 30, 2023, rights were transfered in with a value of $0 as a result of a corporate action.
In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the Funds' Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Common Stock	$ 53,824	Option Pricing Method	Industry Volatility, Time to Exit	70%, 36 months
		Market Approach	Revenue Multiple	0.30x to 0.50x
Preferred Stocks	$ 8,754,915	Option Pricing Method	Industry Volatility, Time to Exit	45%-80%, 36 months (42.3%, 36 months)
		Fully Diluted Method	Enterprise Value Adjustment	0% - 15% (12.56%)
Preferred Stocks	$28,422,629	Market Approach	Revenue Multiple	4.6x - 13.3x (9.77x)
		Liquidation Preference	Price Per Share	$3.65 - $44.00 ($19.46)
Contrarian Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Preferred Stocks	$3,431,089	Option Pricing Method	Industry Volatility, Time to Exit	90%, 36 months
		Market Approach	Revenue Multiple	3.00x to 4.00x (3.50x)
Rights	$ 328,635	Market Approach	Probability Weighting of Expected Future Outcome	26%
Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Common Stock	$ 35,883	Option Pricing Method	Industry Volatility, Time to Exit	70%, 36 months
		Market Approach	Revenue Multiple	0.30x to 0.50x
Common Stock	—	Option Pricing Method	Industry Volatility, Time to Exit	80%, 24 months
		Fully Diluted Method	Enterprise Value Adjustment	-90%
Preferred Stocks	$17,946,326	Option Pricing Method	Industry Volatility, Time to Exit	35%-85%, 24-36 months (67.1%, 32.4 months)
		Fully Diluted Method	Enterprise Value Adjustment	-90% - 15% (-6.55%)
Common Stock	$ 1,632,311	Market Approach	Discount for Lack of Marketability	50% - 85% (74.9%)
Preferred Stocks	$18,808,412	Market Approach	Revenue Multiple	4.6x - 13.3x (8.29x)
		Liquidation Preference	Price Per Share	$3.65 - $44.00 ($19.80)
Warrants	$ 129,161	Option Pricing Method	Industry Volatility, Time to Exit	80%, 24 months
		Fully Diluted Method	Enterprise Value Adjustment	0%
[1]	A significant change in an unobservable input would have resulted in a correlated significant change to value.
[2]	Unobservable inputs were weighted by the fair value of the investments.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Industry Volatility	Decrease	Increase
Time to Exit	Decrease	Increase
Revenue Multiple	Increase	Decrease
Enterprise Value Adjustment	Increase	Decrease
Price Per Share	Increase	Decrease
Probability Weighting of Expected Future Outcome	Increase	Decrease
Discount for Lack of Marketability	Decrease	Increase

e.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Distributions from Private Investment Funds that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than income.
f.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
g.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
h.	Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates, and such differences could be significant.
i.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.
j.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Year Ended June 30, 2023		Year Ended June 30, 2022
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	948,579	$ 31,010,792	376,528	$ 17,604,094
Shares issued from reinvestment of distributions	3,511,434	104,078,921	3,999,593	188,260,840
Redemption fees	—	7,170	—	7,506
Shares redeemed	(5,600,740)	(184,803,944)	(3,118,389)	(145,976,450)
Net increase/(decrease)	(1,140,727)	$ (49,707,061)	1,257,732	$ 59,895,990
Institutional Class
Shares sold	2,682,334	$ 88,569,479	1,411,780	$ 67,045,357
Shares issued from reinvestment of distributions	1,639,791	48,619,780	1,724,945	81,193,187
Redemption fees	—	5,848	—	3,924
Shares redeemed	(2,497,122)	(83,129,297)	(2,610,282)	(127,768,533)
Net increase	1,825,003	$ 54,065,810	526,443	$ 20,473,935
Class A
Shares sold	14,529	$ 452,904	16,732	$ 732,217
Shares issued from reinvestment of distributions	13,302	370,056	18,085	807,835
Shares redeemed	(50,864)	(1,680,513)	(19,194)	(870,049)
Net increase/(decrease)	(23,033)	$ (857,553)	15,623	$ 670,003
Class C
Shares sold	689	$ 19,900	1,175	$ 51,609
Shares issued from reinvestment of distributions	6,609	173,743	8,830	378,203
Shares redeemed	(22,941)	(666,700)	(18,901)	(777,428)
Net decrease	(15,643)	$ (473,057)	(8,896)	$ (347,616)
Investor Class
Shares sold	121,700	$ 4,083,477	100,783	$ 4,870,691
Shares issued from reinvestment of distributions	129,741	3,780,669	154,977	7,192,465
Redemption fees	—	14	—	—
Shares redeemed	(476,446)	(15,943,909)	(174,656)	(8,446,740)
Net increase/(decrease)	(225,005)	$ (8,079,749)	81,104	$ 3,616,416

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

	Year Ended June 30, 2023		Year Ended June 30, 2022
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	56,778	$ 2,094,519	62,549	$ 2,791,832
Shares issued from reinvestment of distributions	1,646,536	56,723,162	2,008,272	88,986,567
Redemption fees	—	326	—	—
Shares redeemed	(1,313,689)	(48,157,781)	(1,171,501)	(52,934,540)
Net increase	389,625	$ 10,660,226	899,320	$ 38,843,859
Class A
Shares sold	15,550	$ 560,441	14,694	$ 672,955
Shares issued from reinvestment of distributions	5,074	167,898	4,643	199,023
Redemption fees	—	—	—	1,095
Shares redeemed	(11,483)	(403,381)	(30,283)	(1,392,479)
Net increase/(decrease)	9,141	$ 324,958	(10,946)	$ (519,406)
Class C
Shares sold	4,621	$ 152,191	9,296	$ 387,157
Shares issued from reinvestment of distributions	1,528	47,999	1,216	50,087
Redemption fees	—	32	—	116
Shares redeemed	(1,089)	(35,854)	(2,573)	(100,710)
Net increase	5,060	$ 164,368	7,939	$ 336,650
Investor Class
Shares sold	184,511	$ 6,938,079	421,484	$ 18,744,946
Shares issued from reinvestment of distributions	42,448	1,444,928	26,887	1,178,997
Redemption fees	—	—	—	2
Shares redeemed	(92,897)	(3,378,849)	(253,768)	(10,748,146)
Net increase	134,062	$ 5,004,158	194,603	$ 9,175,799

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

	Year Ended June 30, 2023		Year Ended June 30, 2022
	Shares	Amount	Shares	Amount
Hedged Equity Fund:
Legacy Class
Shares sold	19,970	$ 242,436	76,893	$ 1,076,328
Shares issued from reinvestment of distributions	323,009	3,646,775	784,030	11,540,921
Shares redeemed	(628,271)	(7,615,055)	(459,820)	(7,173,300)
Net increase/(decrease)	(285,292)	$(3,725,844)	401,103	$ 5,443,949
Class A
Shares sold	4,084	$ 51,145	32,512	$ 482,565
Shares issued from reinvestment of distributions	10,331	113,129	32,033	459,994
Redemption fees	—	9	—	6
Shares redeemed	(52,019)	(625,111)	(31,205)	(433,907)
Net increase/(decrease)	(37,604)	$ (460,828)	33,340	$ 508,658
Class C
Shares sold	—	$ —	3,905	$ 60,000
Shares issued from reinvestment of distributions	435	4,589	512	7,131
Shares redeemed	(3,397)	(38,617)	—	—
Net increase/(decrease)	(2,962)	$ (34,028)	4,417	$ 67,131
Investor Class
Shares sold	15,729	$ 192,561	42,212	$ 602,177
Shares issued from reinvestment of distributions	15,271	171,793	28,161	413,128
Shares redeemed	(23,078)	(275,499)	(14,383)	(226,307)
Net increase	7,922	$ 88,855	55,990	$ 788,998

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

	Year Ended June 30, 2023		Year Ended June 30, 2022
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	821,915	$ 9,691,077	1,409,663	$ 20,770,888
Shares issued from reinvestment of distributions	269,478	2,859,160	617,979	9,943,280
Redemption fees	—	2,115	—	—
Shares redeemed	(1,137,744)	(13,701,128)	(1,225,338)	(18,139,957)
Net increase/(decrease)	(46,351)	$ (1,148,776)	802,304	$ 12,574,211
Institutional Class
Shares sold	4,633,609	$ 55,149,174	4,912,859	$ 85,327,364
Shares issued from reinvestment of distributions	2,864,006	30,702,146	6,471,753	104,971,834
Redemption fees	—	7,221	—	7,991
Shares redeemed	(9,254,065)	(112,331,265)	(10,967,666)	(217,700,221)
Net increase/(decrease)	(1,756,450)	$ (26,472,724)	416,946	$ (27,393,032)
Class A
Shares sold	193,112	$ 2,260,415	619,539	$ 9,981,434
Shares issued from reinvestment of distributions	222,757	2,243,163	449,971	6,938,550
Redemption fees	—	62	—	349
Shares redeemed	(979,027)	(11,252,049)	(779,912)	(12,135,572)
Net increase/(decrease)	(563,158)	$ (6,748,409)	289,598	$ 4,784,761
Class C
Shares sold	4,011	$ 44,359	10,876	$ 191,618
Shares issued from reinvestment of distributions	53,788	499,685	127,851	1,852,562
Redemption fees	—	3	—	—
Shares redeemed	(135,657)	(1,419,305)	(122,350)	(1,896,982)
Net increase/(decrease)	(77,858)	$ (875,258)	16,377	$ 147,198
Investor Class
Shares sold	7,936,909	$ 92,619,119	10,511,544	$ 158,875,532
Shares issued from reinvestment of distributions	3,868,445	40,657,361	8,942,683	142,725,214
Redemption fees	—	2,566	—	5,445
Shares redeemed	(12,709,178)	(150,281,066)	(21,426,502)	(393,835,285)
Net decrease	(903,824)	$ (17,002,020)	(1,972,275)	$ (92,229,094)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2023, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$618,783,091	$909,006,256
Contrarian Fund	$297,756,497	$332,213,233
Hedged Equity Fund	$ 32,114,353	$ 48,113,182
Small Cap Growth Fund	$384,570,497	$539,322,840

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. Refer to the Schedules of Investments for information about restricted securities held as of June 30, 2023 for Growth, Contrarian, Hedged Equity and Small Cap Growth Funds.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933, and may not be resold without registration with the Securities and Exchange Commission or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 5.52%	8/29/23 - 5/15/52	$13,928,592
Contrarian Fund	U.S. Government Obligations	0.13% - 5.52%	9/15/23 - 2/15/52	20,595,429
Hedged Equity Fund	U.S. Government Obligations	0.13% - 5.52%	11/15/23 - 8/15/51	471,225
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 5.52%	7/20/23 - 11/15/52	15,556,789

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

Income generated from securities lending is presented in the Statements of Operations. As of June 30, 2023, the total value of securities on loan for the Growth Fund, Contrarian Fund, Hedged Equity Fund, and the Small Cap Growth Fund were $39,493,848, $39,584,287, $452,677 and $32,603,217, respectively. Securities on loan are footnoted in the Schedules of Investments. As of June 30, 2023, the total collateral value for the Growth Fund, Contrarian Fund, Hedged Equity Fund, and the Small Cap Growth Fund were $39,839,022, $39,609,764, $472,376 and $33,068,076, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At June 30, 2023, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Hedged Equity Fund, and the Small Cap Growth Fund were $25,910,430, $19,014,335, $1,151 and $17,511,287, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of June 30, 2023:

	Gross Amounts Presented in Statements of Assets and Liabilities (Value of Securities on Loan)	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$25,910,430	$(25,910,430) [1]	$—
Contrarian Fund
Repurchase agreement	$19,014,335	$(19,014,335) [1]	$—
Hedged Equity Fund
Repurchase agreement	$ 1,151	$ (1,151)[1]	$—
Small Cap Growth Fund
Repurchase agreement	$17,511,287	$(17,511,287) [1]	$—
[1]	The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of repurchase agreements is not presented in this table.
f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Contrarian Fund
Options:
Average value of option contracts purchased	$361,146 [1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

Hedged Equity Fund
Options:
Average value of option contracts written	$17,549,945
For the year ended June 30, 2023, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized depreciation on written options, and are included in Options written at value in the Statements of Assets and Liabilities. Equity options purchased are included in Investments, at value in the Statements of Assets and Liabilities. Realized and unrealized gain/loss of equity options purchased are included in Net realized gain/(loss) on investments and foreign currency transactions and Net change in unrealized appreciation on investments and foreign currency translations in the Statements of Operations. There were no unrealized appreciation (depreciation) on purchased options for the Contrarian Fund. The realized gains (losses) on purchased options for the Contrarian Fund during the year ended June 30, 2023 was $376,542.
g.	Warrants: The Funds can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Funds the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds have no obligation to exercise the warrant and buy the stock.
h.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
i.	Private Investment Funds: The Funds value private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Funds apply the practical expedient to private investment companies on an investment-by-investment basis, and consistently with each Fund’s entire position in a particular investment, unless it is probable that the Funds will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Funds as specified in the respective agreements. Generally, the Funds are required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time.
5.	Selected Risks
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk, debt securities risk, options risk and private investment funds risk. Each Fund’s prospectus and statement of additional information provide details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
Options Risk: Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested. Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Private Investment Funds (PIF) Risk: PIFs are subject to management and other expenses, which will be directly or indirectly paid by the Funds. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in PIFs and also may be higher than other funds that invest directly in stocks and bonds. Each PIF is subject to specific risks, depending on the nature of its investment strategy. The Funds may invest in private investment funds and/or hedge funds, which may pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss.
6.	Affiliate Transactions and Fees
Investment Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian Fund:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Up to $750,000,000	1.00%
Greater than $50,000,000	0.75%	$750,000,000 to $800,000,000	0.75%
		$800,000,000 to $850,000,000	0.70%
		$850,000,000 to $900,000,000	0.65%

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

Growth Fund:		Contrarian Fund:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
		$900,000,000 to $950,000,000	0.60%
		$950,000,000 to $1,000,000,000	0.55%
		Greater than $1,000,000,000	0.50%
Hedged Equity Fund:		Small Cap Growth Fund:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%	Greater than $0	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the year ended June 30, 2023,  the distributor received commissions in the amounts of $186, $2,553, $137 and $79 for Class A of Growth Fund, Contrarian Fund, Hedged Equity Fund and Small Cap Growth Fund, respectively. The Small Cap Growth Fund also paid CDSC fees in the amount of $559 to distributors for Class C.
Waivers and Reimbursements of Expenses: The Adviser contractually agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. With respect to these limits, the Adviser waived the fees listed below during the year ended  June 30, 2023.
	Expense Limitation	Total Waivers and Reimbursements for the year ended June 30, 2023
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ 135
Investor Class	1.35%	$ —
Hedged Equity Fund
Legacy Class	1.25%	$ 34,874
Class A	1.60%	$ 258
Class C	2.00%	$ 136
Investor Class	1.35%	$ —

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

	Expense Limitation	Total Waivers and Reimbursements for the year ended June 30, 2023
Small Cap Growth Fund
Legacy Class	1.20%	$ 2,175
Institutional Class	1.10%	$150,864
Class A	1.60%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —

Subject to the approval of the Board, the Funds may repay the Advisor the amounts of its reimbursement for the Funds by each share class for up to three years following the the reimbursement up to the lesser of an amount not to exceed the current expense limitation of that share class or the expense limitation of that share class in effect at the time that the share class received the applicable reimbursement. This agreement will continue until October 31, 2023, and may be renewed or modified with approval of the Funds' Board. For the year ended June 30, 2023, the Adviser did not recoup any of the Funds expenses.
At June 30, 2023, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2024	2025	2026
Growth Fund	$ —	$ —	$ —
Contrarian Fund	—	—	135
Hedged Equity Fund	48	75	35,268
Small Cap Growth Fund	—	—	153,039

7.	Directors and Officers: Certain Officers of the Funds are also Officers of the Adviser. Officers of the Funds who are Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions made during the fiscal year ended June 30, 2023, is as follows:
	2023 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$40,769,496	$120,355,665	$161,125,161
Contrarian Fund	—	60,410,619	60,410,619
Hedged Equity Fund	1,580,326	2,571,455	4,151,781
Small Cap Growth Fund	—	89,101,225	89,101,225
The tax character of distributions made during the fiscal year ended June 30, 2022, is as follows:
	2022 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$91,415,999	$193,737,331	$285,153,330
Contrarian Fund	—	93,408,608	93,408,608
Hedged Equity Fund	5,302,570	7,858,454	13,161,024
Small Cap Growth Fund	63,297,228	232,534,484	295,831,712
9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2023, the Funds did not incur any interest or penalties.
For the year ended June 30, 2023, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements. Reclassifications result primarily from differences in net operating losses and return of capital distributions:
	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Earnings
Growth Fund	$ (3,241,366)	$ 3,241,366
Contrarian Fund	—	—
Hedged Equity Fund	—	—
Small Cap Growth Fund	(10,268,745)	10,268,745

Meridian Funds	90	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2023

The aggregate cost of investments and unrealized appreciation and depreciation, for federal income tax purposes, at June 30, 2023 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,189,944,777	$347,994,719	$(68,994,349)	$279,000,370
Contrarian Fund	522,131,761	144,097,872	(25,576,251)	118,521,621
Hedged Equity Fund	62,107,936	19,338,117	(13,325,728)	6,012,389
Small Cap Growth Fund	711,961,890	175,223,458	(81,300,675)	93,922,783
	Components of Accumulated Earnings (Losses) on a Tax Basis
	Growth Fund	Contrarian Fund	Hedged Equity Fund	Small Cap Growth Fund
Undistributed ordinary income	$ —	$ 2,596,818	$ 73,333	$ —
Capital loss carry forward	(125,082,313)	—	—	(83,582,331)
Undistributed long-term capital gains	—	28,637,135	214,797	—
Unrealized appreciation/(depreciation)	279,000,370	118,521,621	2,296,763	93,922,783
Qualified late year deferred losses	(1,229,638)	—	—	(2,198,568)
Total Accumulated Earnings/(Losses)	$ 152,688,419	$149,755,574	$2,584,893	$ 8,141,884
The differences between book and tax-basis unrealized appreciations are attributable to the tax deferral of losses on wash sales, straddles and  investment adjustments in partnerships. Late year losses incurred after December 31 within the fiscal year or period are deemed to arise on the first business day of the following fiscal year for tax purposes. The Growth Fund and Small Cap Growth Fund incurred and elected to defer such late year losses of $1,229,638 and $2,198,568, respectively.
As of June 30, 2023, the Growth Fund and Small Cap Growth Fund had $125,082,313 and $83,582,331, respectively, capital loss carryforwards available to offset future realized capital gains.
10.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Meridian Funds	91	www.arrowmarkpartners.com/meridian/

Report of Independent Registered Public Accounting Firm
To the Shareholders of Meridian Growth Fund, Meridian Contrarian Fund, Meridian Hedged Equity Fund, and Meridian Small Cap Growth Fund and
Board of Directors of Meridian Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meridian Fund, Inc. comprising Meridian Growth Fund, Meridian Contrarian Fund, Meridian Hedged Equity Fund (formerly Meridian Enhanced Equity Fund), and Meridian Small Cap Growth Fund (the “Funds”) as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers, administrator, issuer, and transfer agents; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2018.
COHEN & COMPANY, LTD.
Cleveland, Ohio
August 28, 2023

Meridian Funds	92	www.arrowmarkpartners.com/meridian/

Board Consideration of Liquidity Risk Management Program
The Corporation has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Corporation’s approach to managing liquidity risk for each Fund. The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of the Corporation’s Treasurer, Secretary, Assistant Treasurer and a compliance representative of the Corporation’s investment adviser, ArrowMark Colorado Holdings, LLC. The Corporation’s Board of Directors (the “Board”) has approved the designation of the Committee to oversee the Program.
The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.
At a meeting of the Board held on May 9, 2023, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness of the Program, including any material changes to the Program for the period from April 1, 2022 through March 31, 2023 (“Reporting Period”). The Report concluded that the Corporation’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that the Corporation’s investment strategies continue to be appropriate given the Corporation’s status as an open-end fund.
There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in the Corporation, including liquidity risks presented by the Corporation’s investment portfolio, is found in the Corporation’s Prospectus and Statement of Additional Information.

Meridian Funds	93	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
Information About the Directors and Officers (Unaudited)
The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 100 Fillmore Street, Suite 325, Denver, CO 80206. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.
Interested Directors*	Positions(s) Held with Fund:	Length of Service (Beginning Date)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Michael Stolper * (77)	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to December 2017; Trustee, Ewing Marion Kauffman Foundation, March 2010 to March 2019.	4	ArrowMark Financial Corp.; Windowpane Funds (one portfolio)
* Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management, Inc. (the “Previous Investment Adviser”, the previous investment adviser to the Meridian Hedged Equity Fund, Meridian Growth Fund, and Meridian Contrarian Fund).

Non-Interested Directors	Position(s) Held with Fund:	Length of Service (Beginning Date)	Princiapl Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Guy M. Arnold (55)	Director	Indefinite term since May 12, 2015	President of Hunt Development Group from July 2015 to present; Owner/Manager of GMA Holdings, LLC from January 2013 to July 2015.	4	The Children’s Hospital of Colorado Finance Committee
John S. Emrich, CFA (54)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present.	4	ArrowMark Financial Corp.; Destra Funds (4 Funds)
Michael S. Erickson (71)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp., 2003 to present; Treasurer, Vice President, and Manager, McGee Island LLC, 2015 to present.	4	Destra Funds (4 Funds); McGee Island, LLC
James Bernard Glavin (88)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	4	None
Edward F. Keely, CFA (56)	Director	Indefinite term since February 13, 2015	Independent Advisor to Borgen Investment Group, January 2021 to present. Formerly Chief Investment Officer/Portfolio Manager at Borgen Investment Group, 2008 to February 2021.	4	None

Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (56)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, ArrowMark Colorado Holdings, LLC
Nick McMordie (39)	Secretary and Chief Compliance Officer	Indefinite; Since February 17, 2023	Investment Officer - Compliance, ArrowMark Colorado Holdings, LLC
Katie Jones (38)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since August 12, 2014	Director, ArrowMark Colorado Holdings, LLC; formerly, Assistant Treasurer, Meridian Fund, Inc.
Kelsey Auble (33)	Assistant Treasurer	Indefinite; Since November 12, 2019	Controller, ArrowMark Colorado Holdings, LLC

Meridian Funds	94	www.arrowmarkpartners.com/meridian/

Meridian Fund, Inc.
2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2023. Please consult your tax advisor for proper treatment of this information.
For the period July 1, 2022 to June 30, 2023, the Funds reported the following terms with regard to distributions paid during the period. All information is based on financial information available as of the date of this annual report and, accordingly, is subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
Pursuant to Internal Revenue Code Section 852(b)(3), the Growth Fund, Contrarian Fund, Hedged Equity Fund, and Small Cap Growth Fund reported $XXX, $XXX, $XXX, and $XXX, respectively, as long-term capital gain distribution for the year ended June 30, 2023.
Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below report a percentage of their ordinary income dividends distributed during the year ended June 30, 2023 as qualifying for the corporate dividends-received deduction:

Growth Fund	14.82%
Contrarian Fund	0%
Hedged Equity Fund	12.88%
Small Cap Growth Fund	0%
Pursuant to Section 1 (h)(11) of the Internal Revenue Code, the Funds listed below report the following amounts of their income dividends paid during the year ended June 30, 2023 as qualified dividend income (QDI):

Growth Fund	17.56%
Contrarian Fund	0%
Hedged Equity Fund	13.80%
Small Cap Growth Fund	0%
The Funds report a portion of the net income dividends distributed during the year ended June 30, 2023, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:

Growth Fund	0%
Contrarian Fund	0%
Hedged Equity Fund	20.47%
Small Cap Growth Fund	0%
The Funds report a portion of the short term capital gain dividends distributed during the year ended June 30, 2023, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:

Growth Fund	100%
Contrarian Fund	0%
Hedged Equity Fund	100%
Small Cap Growth Fund	0%
U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.

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Meridian Fund, Inc.
2023 TAX NOTICE TO SHAREHOLDERS (Unaudited) (continued)

U.S. Government interest:

Growth Fund	0%
Contrarian Fund	0%
Hedged Equity Fund	0%
Small Cap Growth Fund	0%

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Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
CBOE S&P 500 Buy Write Index: Benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
Russell 2500® Value Index: Measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. One cannot invest directly into an index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

Meridian Funds	97	www.arrowmarkpartners.com/meridian/

MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 534452, Pittsburgh, PA 15253-4452 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.arrowmarkpartners.com/meridian/.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.arrowmarkpartners.com/meridian/. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 534452
Pittsburgh, PA 15253-4452
1-800-446-6662
You can also review the Funds’ reports and SAI:
•	By electronic request at the following E-mail address: publicinfo@sec.gov
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

Meridian Fund, Inc.
Other Information (Unaudited)
June 30, 2023
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods prior to March 31, 2019, filed such information on Form N-Q. The complete listing is available on the Commission’s website at http://www.sec.gov.
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Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Nick McMordie, Vice President, Secretary and Chief
Compliance Officer
Kelsey Auble, Assistant Treasurer
*Interested Director

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $134,900 in 2023 and $142,250 in 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2023 and $0 in 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $21,600 in 2023 and $21,000 in 2022. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2023 and $0 in 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

1.

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $21,600 in 2023 and $21,000 in 2022. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2023 and $0 in 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	September 5, 2023

By (Signature and Title)*	/s/ Katie Jones
Katie Jones
Principal Financial Officer and Treasurer

Date	September 5, 2023

* Print the name and title of each signing officer under his or her signature.